                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                             Commission Only (as Permitted by
                                             Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               Danzer Corporation
                (Name of Registrant as Specified In Its Charter)

                               Danzer Corporation
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

                               DANZER CORPORATION
                                17500 York Road
                           Hagerstown, Maryland 21740

                               September 17, 2001

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders of Danzer Corporation, a New York corporation, to be held at 2:00 p.m., on October 5, 2001 at Hawthorns Golf & Country Club, 10744 Club Chase, Fishers, Indiana 46038. All shareholders of record as of August 14, 2001 are entitled to vote at the meeting. I urge you to be present in person or represented by proxy at the meeting.

   The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the meeting, which includes the following:

  1. The election of seven members to the Board of Directors;

  2. The approval of a proposal to change our state of incorporation from New York to Delaware by merging Danzer Corporation with and into a newly formed, wholly-owned Delaware subsidiary;

  3. The approval of a proposal to change our name to "Obsidian Enterprises, Inc.";

  4. A proposal to authorize the 2001 Long Term Incentive Plan.

   Our Board of Directors believes that a favorable vote on each of the matters to be considered at the meeting is in the best interest of Danzer Corporation, and its shareholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed proxy promptly.

   Our directors and officers will be present to help host the meeting and to respond to any questions that our shareholders may have. I hope that you will be able to attend. Even if you expect to attend the meeting, please complete, sign, date and return your proxy in the enclosed envelope without delay. If you attend the meeting, you may vote in person even if you have previously mailed your proxy.

   On behalf of your Board of Directors, thank you for your support.

                                          Sincerely,

                                          _____________________________________
                                          Timothy S. Durham
                                          Chairman of the Board of Directors

                               DANZER CORPORATION
                                17500 York Road
                           Hagerstown, Maryland 21740

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 5, 2001

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Danzer Corporation, will be held at 2:00 p.m. on October 5, 2001, at Hawthorns Golf & Country Club, 10744 Club Chase, Fishers, Indiana 46038 for the purpose of considering and acting upon:

  1. The election of seven members to the Board of Directors;

  2. A proposal to change our state of incorporation from New York to Delaware by merging Danzer Corporation with and into a newly formed, wholly-owned Delaware subsidiary;

  3. A proposal to change our name to "Obsidian Enterprises, Inc.";

  4. A proposal to authorize the 2001 Long Term Incentive Plan; and

  5. Such other matters as may properly come before the meeting or any adjournments thereof.

   The close of business on August 14, 2001, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournments thereof. Information concerning the matters to be acted upon at the meeting is set forth in the accompanying proxy statement.

   Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed return envelope (which is postage prepaid if mailed in the United States). Even if you have given your proxy, you may still vote in person if you attend the meeting. However, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                          By Order of the Board of Directors

                                          _____________________________________
                                          Timothy S. Durham
                                          Chairman of the Board of Directors

Hagerstown, Maryland
September 14, 2001

                               DANZER CORPORATION
                                17500 York Road
                           Hagerstown, Maryland 21740

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 5, 2001

   This proxy statement is being first mailed on or about September 17, 2001, to the shareholders of Danzer Corporation, a New York corporation ("Danzer"), by our Board of Directors to solicit proxies for use at the Annual Meeting of Shareholders to be held at 2:00 p.m. on October 5, 2001, at Hawthorns Golf & Country Club, 10744 Club Chase, Fishers, Indiana 46038, or at such other time and place to which the meeting may be adjourned.

   The purpose of the meeting is to consider and act upon:

  1. The election of seven members to the Board of Directors;

  2. A proposal to change our state of incorporation from New York to Delaware by merging Danzer Corporation with and into a newly formed, wholly-owned Delaware subsidiary;

  3. A proposal to change our name to "Obsidian Enterprises, Inc.";

  4. A proposal to authorize the 2001 Long Term Incentive Plan; and

  5. Such other matters as may properly come before the meeting or any adjournments thereof.

   All shares represented by valid proxies, unless the shareholder otherwise specifies, will be voted: (1) FOR each of the nominated directors; (2) FOR the reincorporation; (3) FOR the name change; (4) FOR the approval of the 2001 Long Term Incentive Plan; and (5) at the discretion of the proxy holders with regard to any other matter that may properly come before the meeting or any adjournments thereof.

   Where a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. A proxy may be revoked by providing written notice of such revocation to our stock transfer agent, StockTrans, Inc., 44 W. Lancaster Avenue, Ardmore, Pennsylvania 19003, Attention: Gina Laird, which notice must be received before the meeting. If notice of revocation is not received before the meeting, a shareholder may nevertheless revoke a proxy by attending the meeting and voting in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                       Record Date and Voting Securities

   The record date for determining the shareholders entitled to vote at the meeting is the close of business on August 14, 2001, at which time we had issued and outstanding 36,007,855 shares of common stock, par value $.0001 per share, and 4,564,061.25 shares of Series C preferred stock, par value $.001 per share. On each matter to be on voted at the meeting, the holders of common stock and Series C preferred stock vote together as a class, with each holder of common stock having one vote for each share held, and each holder of Series C preferred stock having twenty votes for each share held. The common stock and the Series C preferred stock are the only outstanding securities of Danzer entitled to vote at the meeting.

                                     Quorum

   The presence in person or by proxy of the holders of a majority of the votes entitled to be cast of the issued and outstanding shares of common stock and Series C preferred stock together is necessary to constitute a quorum to transact business at the meeting. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum.

                               Dissenter's Rights

   Under the New York Business Corporation Law, our shareholders are not entitled to dissenter's rights with respect to the proposals set forth in this proxy statement or to demand appraisal of their shares as a result of the approval of any of those proposals.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   There are seven directors to be elected for terms expiring at Danzer's annual meeting of shareholders in 2002 or when their successors have been elected and qualified. It is intended that the names of the person indicated below will be placed in nomination and that the persons named in the proxy will vote for their election. Each of the persons listed below has indicated his willingness to serve as a member of the Board if elected; however, in case any person listed below shall become unavailable for election to the Board for any reason not presently known or contemplated, the proxy holders have discretionary authority to vote the proxy for a substitute nominee or nominees. Proxies cannot be voted for more than seven nominees.

   The following sets forth information as of the record date as to the nominees for election at the meeting, including their ages, present principal occupations, other business experience during the last five years, membership on committees of the Board and directorships in other publicly-held companies.

       Name               Age                          Position
       ----               ---                          --------
Timothy S. Durham.......  39  Chief Executive Officer and Chairman of the Board
Terry G. Whitesell......  61  President, Chief Operating Officer and Nominee
Jeffrey W. Osler........  32  Executive Vice President, Secretary, Treasurer and Nominee
Goodhue W. Smith, III*..  51  Director
John A. Schmit*.........  33  Director
D. Scott McKain.........  46  Nominee
Daniel S. Laikin........  39  Nominee

--------
*Members of the Audit Committee and the Compensation Committee

   Timothy S. Durham has been a director since June 2001. Mr. Durham has been our Chairman of the Board and Chief Executive Officer since June 2001. Since April 2000, Mr. Durham has served as a Managing Member and Chief Executive Officer of Obsidian Capital Company LLC, which is the general partner of Obsidian Capital Partners LP. Prior to that time, between 1998 and 2000, Mr. Durham founded and maintained a controlling interest in several investment vehicles, including Durham Capital Corporation, Durham Hitchcock Whitesell and Company LLC, and Durham Whitesell & Associates LLC. From 1991 to 1998, Mr. Durham served in various capacities at Carpenter Industries, Inc., including Vice Chairman, President and Chief Executive Officer.

   Terry G. Whitesell has been our President and Chief Operating Officer since June 2001. Prior to that time, Mr. Whitesell co-founded several entities with Mr. Durham, including Obsidian Capital Company LLC, Durham Hitchcock Whitesell and Company LLC, and Durham Whitesell & Associates LLC. Mr. Whitesell is also a Managing Member of Obsidian Capital Company LLC. From April 1992 until September 1998, Mr. Whitesell served as Executive Vice President of Carpenter Industries, Inc. Prior to that time Mr. Whitesell held various management positions over the course of 25 years with Wayne Corporation.

   Jeffrey W. Osler has been our Executive Vice President, Secretary and Treasurer since June 2001. Mr. Osler is also a Managing Member of Obsidian Capital Company LLC. Mr. Osler has also served as Senior Vice

President at Durham Whitesell & Associates LLC and Durham Capital Corporation since September 1998. Prior to that time, Mr. Osler served as the General Manager of Hilton Head National Golf Club.

   Goodhue W. Smith, III has been a director since 1997. Mr. Smith founded Duncan-Smith Co., an investment banking firm in San Antonio, Texas, in 1978 and since that time has served as its Secretary and Treasurer. Mr. Smith is also a director of Citizens National Bank of Milam County, Ray Ellison Mortgage Acceptance Co. and American Absorbents Natural Products, Inc.

   John A. Schmit has been a director since July 2001. Mr. Schmit joined Renaissance Capital Group, Inc. in 1997 and is a Vice President--Investments. Prior to joining Renaissance Capital Group, Mr. Schmit practiced law with the law firm of Gibson, Ochsner & Adkins in Amarillo, Texas from September 1992 to September 1994. Between August 1994 and May 1996, Mr. Schmit attended Georgetown University where he earned his L.L.M. in International and Comparative Law.

   D. Scott McKain has been the Chairman of McKain Performance Group since 1981. Mr. McKain has also been the Vice Chairman of Durham Capital Corporation since 1999. Prior to that time from 1983 to 1998, Mr. McKain was a broadcast journalist and television commentator. Mr. McKain has also authored several books and is a keynote speaker, who presents high content workshops across the nation.

   Daniel S. Laikin has been a Managing Member of Fourleaf Management LLC, a management company of an investment fund that invests in technology related entities, since 1999. Prior to that time, Mr. Laikin served as the Chairman of the Board of Biltmore Homes from 1993 to 1998.

Required Vote for Proposal No. 1

   Directors shall be elected by a plurality vote represented by shares of common stock and Series C preferred stock present in person or represented by proxy and entitled to vote at the meeting. Abstention and broker non-votes will not have the effect of votes in opposition to a person nominated as a director.

   The Board of Directors recommends a vote FOR each of the nominees.

                           Compensation of Directors

   It is the policy of Danzer that directors who are not employees of Danzer, which we refer to as non-employee directors, receive $750 for each Board meeting attended. The non-employee directors waived all of these fees for the year ended October 31, 2000. All directors of Danzer are reimbursed for travel, lodging and other out-of-pocket expenses in connection with their attendance at Board and committee meetings. Additionally, pursuant to our agreement between Danzer and Duncan-Smith Co., Duncan-Smith Co. makes the services of Goodhue W. Smith, III, available to us to serve as an advisor and member of the Board of Directors. We pay Duncan-Smith Co. $1,500 per month for Mr. Smith's services. Goodhue Smith is a founder and executive officer of Duncan-Smith Co. During fiscal 2000, we paid Duncan-Smith Co. $23,000, which consisted of $18,000 for payments due in fiscal 2000 and $5,000 accrued from the prior year.

               Meetings and Committees of the Board of Directors

   The business of Danzer is managed under the direction of the Board. The Board meets on a regularly scheduled basis to review significant developments affecting Danzer and to act on matters requiring approval of the Board. It also holds special meetings when an important matter requires action by the Board between scheduled meetings. The Board met five times and acted by unanimous written consent three times during fiscal 2000. During fiscal 2000, each member of the Board participated in at least 75% of all Board meetings held during the period for which he was a director.

   As of July 2001, the Board has two standing committees: the Compensation Committee and the Audit Committee. The functions of these committees and their members are described below.

   Compensation Committee. The Compensation Committee is currently comprised of Messrs. Goodhue W. Smith, III and John A. Schmit. Assuming the election of Mr.
D. Scott McKain under Proposal No. 1, Mr. McKain will be elected to the Compensation Committee immediately following the meeting. The Compensation Committee was formed in July 2001. The Compensation Committee makes recommendations to the Board regarding the compensation of executive officers. The Compensation Committee is responsible for the administration of our 1999 Stock Incentive Plan and, if Proposal No. 6 is approved, it will be responsible for the administration of the 2001 Long Term Incentive Plan.

   Audit Committee. The Audit Committee of the Board is currently comprised of Messrs. Smith and Schmit. Assuming the election of Mr. Daniel Laikin under Proposal No. 1, Mr. Laikin will be elected to the Audit Committee immediately following the meeting. The Board has determined that each member and proposed member of the Audit Committee is an independent director within the meaning of the listing standards of Nasdaq and is able to read and understand fundamental financial statements. The Board has also determined that at least one member of the Audit Committee has past employment experience in finance or accounting. The Audit Committee aids management in the establishment and supervision of our financial controls, evaluates the scope of the annual audit, reviews audit results, makes recommendations to our Board regarding the selection of independent auditors, consults with management and our independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of our financial affairs. The Board has reviewed, assessed the adequacy of, and adopted a written charter for the Audit Committee. A copy of the charter is attached to this proxy statement as Appendix A.

   During fiscal 2000, the Audit Committee was comprised of Mr. Smith and Mr. Russell Cleveland and met two times. Each member participated in at least 75% of all Audit Committee Meetings during fiscal 2000.

   Danzer does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the Board as a whole.

                             Audit Committee Report

   The Audit Committee has reviewed and discussed our audited consolidated financial statements with management. The Audit Committee has also discussed the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380) with Linton, Shafer & Company, P.A., our independent auditors. The Audit Committee has received the written report, the written disclosures and the letter from Linton, Shafer & Company, P.A. required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has reviewed, evaluated and discussed with Linton, Shafer & Company, P.A. its independence from Danzer. The Audit Committee also has discussed with management and Linton, Shafer & Company, P.A. such other matters and received such assurances from them as we deem appropriate.

   The Audit Committee made the decision that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended October 31, 2000 filed with the Securities and Exchange Commission.

   This Report is submitted by the members of the Audit Committee:

     Goodhue W. Smith, III
     John A. Schmit

                             Executive Compensation

   Our executive officers are appointed by the Board of Directors and, except as described herein, hold office at the pleasure of the Board until their successors are appointed and qualified. The following table sets forth certain information concerning the compensation paid or accrued by us for services rendered during the past three fiscal years ended October 31 by our sole named executive officer.

                           Summary Compensation Table

                                               Annual ($) Compensation
                                ------------------------------------------------------
   Name and Principal    Fiscal  Salary   Other Annual    All Other     Common Stock
        Position          Year    ($)    Compensation(1) Compensation Options (Shares)
   ------------------    ------ -------- --------------- ------------ ----------------
M. E. Williams(2).......  1998  $105,000          0             0         757,500
Chief Executive
 Officer................  1999   105,000     $8,386             0               0
                          2000   107,609      9,375         3,125               0

--------
(1) Represents cash bonuses paid for fiscal 1999 and 2000.
(2) Mr. Williams resigned as Chief Executive Officer on June 21, 2001. On June 21, 2001, Mr. Timothy Durham was elected Chief Executive Officer.

                          Option Grants in Fiscal 2000

   No options were granted to our sole named executive officer, Mr. M. E. Williams, during fiscal 2000.

                  Aggregate Option Values at October 31, 2000

                               Number of Securities    Value of Unexercised In-
                               Underlying Exercised            the-Money
                                     Options/           Options/SARs at FY-End
                                SARs at FY-End (#)              ($)(1)
                             ------------------------- -------------------------
  Name                       Exercisable Unexercisable Exercisable Unexercisable
  ----                       ----------- ------------- ----------- -------------
M. E. Williams..............   882,000      103,220      103,220        --

--------
(1) These values assume a valuation of $0.21 per share at October 31, 2000. Value is calculated based on the difference between the option price and $0.21 multiplied by the number of shares of common stock underlying the options.

   We had 1,137,500 options outstanding at October 31, 2000, of which 337,500 were exercisable at $0.10 per share and expire in October and November 2001, 600,000 options exercisable at $0.10 per share that expire in April 2004 and 200,000 options exercisable at $0.05 per share that expire in December 2002.

   We maintain the 1999 Stock Option Plan (the "1999 Plan") under which options to purchase 800,000 shares of the common stock have been reserved and no options issued. Pursuant to the 1999 Plan, we are permitted to issue incentive stock options and non-qualified stock options to our employees or directors; provided, however, that no incentive stock options shall be granted to a non-employee director. Incentive stock options under the 1999 Plan are intended to qualify for the tax treatment accord under Section 422A of the Internal Code of 1986, as amended. Non-qualified options under the 1999 Plan are intended to be options which do not qualify for the tax treatment accorded under Section 422A of the Code.

   All of our directors and key employees and those of our subsidiaries are eligible to participate in the 1999 Plan. The 1999 Plan was administered by the Board of Directors during fiscal 2000 which, to the extent it determines, may delegate its power with respect to the administration of the 1999 Plan to a compensation advisory committee consisting of not less than three members, at least of whom two shall be directors of Danzer. During fiscal 2001 the 1999 Plan will be administered by the Compensation Committee.

   Under the 1999 Plan, incentive stock options to purchase shares of common stock may not be granted for less than 100 percent of fair market value of the common stock on the date the incentive stock option is granted; provided, however, that in the case of an incentive stock option granted to any person then owning 10 percent of the voting power of all classes of our stock, the purchase price per share subject to the incentive stock option may not be less than 110 percent of the fair market value of the stock on the date of the grant of the option. The option price per share with respect to each non-qualified stock option granted under the 1999 Plan is to be determined by the Board of Directors or the Compensation Committee, but may not be less than 85% of the fair market value of the common stock on the date the non-qualified stock option is granted.

   Options under the 1999 Plan may not have a term of more than 10 years; provided, however, that an incentive stock option granted to a person then owing more than 10 percent of the voting power of all classes of our stock may not be exercised more than 5 years after the date such option is granted. In addition, the aggregate fair market value, determined at the time the option is granted, of the stock with respect to which incentive stock options are exercised for the first time by an employee in any calendar year under the 1999 Plan may not exceed $100,000.

                  Employment and Change of Control Agreements

   We do not currently have any employment agreements with any of our executive officers.

  Report of the Compensation Committee of the Board of Directors on Executive
                                  Compensation

   Danzer is engaged in a unique business niche. In order to succeed, Danzer believes that it must be able to attract and retain qualified executives. The Board as a whole has been primarily responsible for determining executive compensation. That function will now be handled by the Compensation Committee. The Compensation Committee intends that future determination of executive compensation will continue to take into account input from our senior management and, among other things, one or more of the following goals:

  . Aligning Danzer, employee and shareholder interests;

  . Rewarding executives for successful strategic management;

  . Recognizing outstanding performance;

  . Providing incentives and rewards that will attract and retain highly qualified and productive people;

  . Motivating employees to high levels of performance; and

  . Ensuring external competitiveness and internal equity.

   To achieve these goals, our executive compensation policies will continue to integrate annual base compensation with bonuses based upon a variety of factors that may include our operating performance and individual initiatives and performance. In measuring our operating performance, the Compensation Committee may consider, among other things, our attainment of gross margin, operating profit and growth targets, limits on corporate general and administrative expenses, net income and earnings per share targets, and debt to capital ratio levels. The Compensation Committee has not applied a formula assigning specific weights to any such factors. Compensation through stock options is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in our long-term success. When granting stock options, the Compensation Committee may consider, among other things, a number of criteria and factors including the recipient's level of cash compensation, years of service with Danzer and position with Danzer.

   Compensation of Danzer's executive officers is generally comprised of base salary, annual cash bonuses, and long-term incentive compensation in the form of stock options. In determining salaries for the executive officers in fiscal 2000, the Board as a whole performed the functions of a compensation committee and took into account individual experience and performance of its executive officers. In determining stock option grants for the executive officers, the Board evaluated a number of criteria, including the recipient's level of cash compensation, years of service with Danzer, position with Danzer.

   The Chief Executive Officer of Danzer during fiscal 2000 was Mr. Williams. The criteria by which the Board determined salary, bonus and the grant of stock options for senior executives, as set forth above, was used by the Board in determining cash compensation and stock option awards for Mr. Williams.

   This report is submitted by the members of the Compensation Committee:

     Goodhue W. Smith, III
     John A. Schmit

          Compensation Committee Interlocks and Insider Participation

   During fiscal 2000 we did not have a compensation committee and the functions customarily performed by a compensation committee were performed by the Board as a whole. Mr. M. E. Williams, Danzer's Chief Executive Officer during fiscal 2000 and until his resignation in June 2001, participated in deliberations with the Board concerning executive compensation during fiscal 2000.

                 Certain Relationships and Related Transactions

   On August 1, 1997, Danzer Industries, Inc., our wholly-owned subsidiary, entered into a loan agreement with Duncan-Smith Co., Trustee. One of our directors, Goodhue Smith is a founder and officer of Duncan-Smith Co. Terms of the $650,000 loan included an interest rate of 11% with payments due quarterly and a final payment on June 15, 2002. Duncan-Smith Co. received a cash fee of $32,500 and a warrant to purchase 650,000 shares of common stock at $0.25 per share with an expiration date of August 2002. Subsequently, Goodhue W. Smith, III, a director and officer of Duncan-Smith Co., was elected Chairman of the Board of Danzer and currently serves as a director of Danzer. In February 1999, Duncan-Smith Co. agreed to temporarily defer principal repayments on the note for February and May 1999. In consideration, the interest rate was increased to 13% until such time as the original payment schedule became current. Effective January 21, 2000, our subsidiary, Danzer Industries, Inc., entered into a loan with Banc of America Commercial Finance Corporation ("BACFC") and repaid the indebtedness to Duncan-Smith Co. in full. However, as an accommodation to us, Duncan-Smith Co. pledged a certificate of deposit for $150,000 to BACFC to secure the loan. During 2001, our subsidiary paid a fee to Duncan-Smith Co. of $2,812.50 for providing this collateral. Recently, BACFC assigned our loan to another bank. In June 2001 Duncan-Smith Co.'s warrant to purchase 650,000 shares of common stock at $0.25 per share was exchanged for a warrant to purchase 20,000 shares of Series C preferred stock at $0.10 per share.

                Principal Shareholders and Management Ownership

   The following table sets forth information with respect to beneficial ownership of common stock as of July 19, 2001, by (i) all persons known to Danzer to be the beneficial owner of 5% or more of the common stock, (ii) each director of Danzer, (iii) the chief executive officer and each of Danzer's other most highly compensated executive officers whose total annual compensation for 2000 based on salary and bonus earned during 2000 exceeded $100,000, which includes only Mr. M. E. Williams (the "named executive officer"); (iv) the current executive officers; and (v) all Danzer directors and executive officers as a group. This table does not include shares of common stock that may be purchased pursuant to options not exercisable within 60 days of the record date. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

                                 Common Stock         Series C Preferred Stock
                          -------------------------- --------------------------
                           Number of   Percentage of  Number of   Percentage of
                             Shares       Shares        Shares       Shares
  Name and Address of     Beneficially Beneficially  Beneficially Beneficially
    Beneficial Owner         Owned         Owned        Owned         Owned
  -------------------     ------------ ------------- ------------ -------------
Executive Officers and
 Directors
Timothy S. Durham(1)....    6,981,080      19.4%      1,146,070       98.3%
Terry G. Whitesell(2)...    6,912,980      19.1%      1,146,070       98.3%
Jeffrey W. Osler(3).....      816,000       2.3%      1,146,070       98.3%
Goodhue W. Smith,
 III(4).................       81,667         *          20,000        1.7%
John A. Schmit(5).......          --        --              --         --
M. E. Williams(6).......      910,706       2.5%            --         --
All current officers and
 directors as a
 group(7)...............   14,764,587      41.0%      1,146,070       98.3%
Other 5% Shareholders
Obsidian Capital
 Partners, L.P.(8)......          --        --        1,146,070       98.3%
Obsidian Capital
 Company, LLC(8)........          --        --        1,146,070       98.3%
Richard W. Snyder.......    1,946,667       5.4%            --         --

--------
*  less than one percent
(1) Includes 6,953,940 shares of common stock directly owned by Mr. Durham; 1,146,070 shares of Series C preferred stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares; and 27,140 shares of common stock over which Mr. Durham shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Durham due to his position as a managing member of Durham Whitesell and Associates, LLC, which directly owns such shares. The address of Mr. Durham is 111 Monument Circle, Suite 3680, Indianapolis, Indiana 46204.
(2) Includes 6,885,840 shares of common stock directly owned by Mr. Whitesell; 1,146,070 shares of Series C preferred stock over which Mr. Whitesell shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Whitesell due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares; and 27,140 shares of common stock over which Mr. Whitesell shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Whitesell due to his position as a managing member of Durham Whitesell and Associates, LLC, which directly owns such shares. The address of Mr. Whitesell is 111 Monument Circle, Suite 3680, Indianapolis, Indiana 46204.
(3) Includes 816,000 shares of common stock directly owned by Mr. Osler; and 1,146,070 shares of Series C preferred stock over which Mr. Osler shares voting and dispositive power and that may be deemed to be beneficially owned by Mr. Osler due to his position as a managing member of Obsidian Capital Company, LLC, which is the general partner of Obsidian Capital Partners, LP, which directly owns such shares. The address of Mr. Osler is 111 Monument Circle, Suite 3680, Indianapolis, Indiana 46204.

(4) Includes 81,667 shares of common stock directly owned by Mr. Smith and 20,000 shares of Series C preferred stock issuable to Duncan-Smith Co. pursuant to a presently exercisable warrant. The address of Mr. Smith is 711 Navarro, San Antonio, Texas 78205.
(5) The address of Mr. Schmit is 8080 North Central Expressway, Suite 210, Dallas, Texas 75206.
(6) Includes 88,706 shares of common stock directly owned by Mr. Williams; and 882,000 shares of common stock that may be purchased by Mr. Williams pursuant to options that are immediately exercisable.
(7) Includes 1,146,070 shares of Series C preferred stock over which Obsidian Capital Company, LLC shares voting and dispositive power and that may be deemed to be beneficially owned by Obsidian Capital Company, LLC due to its position as the general partner of Obsidian Capital Partner, LP, which directly owns such shares.
(8) Includes 1,146,070 shares of Series C preferred stock directly owned by Obsidian Capital Company, LLC. Voting and dispositive power over the shares of Series C preferred stock may be deemed to be held by Obsidian Capital Partners, LP, Obsidian Capital Company, LLC and the managing members of Obsidian Capital Company LLC, which include Messrs. Durham, Whitesell and Osler.

                                 PROPOSAL NO. 2

                    APPROVAL OF REINCORPORATION IN DELAWARE

   The Board of Directors has approved and declared advisable a proposal to change our state of incorporation from New York to Delaware.

   The reincorporation will be effected, subject to shareholder approval, by merging Danzer with and into a Delaware corporation called "Obsidian Enterprises, Inc." ("Obsidian"), a newly formed, wholly-owned subsidiary of Danzer in accordance with the terms of the form of Agreement and Plan of Merger approved and adopted by the Board of Directors. A copy of the form of merger agreement is attached to this proxy statement as Appendix B. The form of merger agreement assumes election of each of the nominees under Proposal No. 1 and shareholder approval of this Proposal No. 2 and Proposal No. 3 (name change).

   If the shareholders approve this Proposal No. 2 and do not approve Proposal No. 3, the merger agreement will be revised accordingly.

   Upon the effective date of the merger, each outstanding share of Danzer's common stock and Series C preferred stock will be automatically converted into one share of the common stock or Series C preferred stock of Obsidian, the new Delaware corporation. Danzer will cease to exist as a Delaware corporation, and Obsidian will be the continuing or surviving corporation after the merger. Thus, Obsidian will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of the liabilities and obligations of Danzer. The merger, therefore, will not involve any change in the business, properties or management of Danzer.

Purpose of Merger and Reincorporation

   The purpose of the merger is to change the state of incorporation and legal domicile of Danzer from New York to Delaware. The Board of Directors believes that this change in the domicile would be in the best interests of Danzer and its shareholders.

   Delaware has long been a leading state in adopting, construing, and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, the Delaware General Corporation Law is widely regarded to be one of the best-defined bodies of corporate law in the United States. The Delaware legislature is particularly sensitive to corporate law issues, and Delaware courts have developed considerable expertise in construing Delaware's corporate law. Accordingly, the Board of Directors believes that Delaware law would provide greater predictability in Danzer's legal affairs than is currently available under New York law.

   The interests of Danzer's Board of Directors, management, and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under New York law. A discussion of the principal differences between New York and Delaware law as they affect shareholders is set forth below in the section entitled "Significant Changes Caused by Reincorporation."

"Anti-Takeover" Implications of Reincorporation

   Reincorporation in Delaware may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on Danzer and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board of Directors of a corporation can seriously disrupt the business and management of a corporation and result in a transaction that is less favorable to all of the shareholders than a board-approved transaction would have been. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

   The proposal to include anti-takeover provisions in the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of Danzer of any currently proposed takeover or other attempt to acquire control of Danzer. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this proxy statement, if warranted from time to time in the judgment of the Board of Directors.

   The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences described above and may frequently provide all shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of Danzer and its shareholders. Accordingly, the reincorporation plan includes certain elements that may have the effect of discouraging or deterring hostile takeover attempts, including the elimination of the ability of the shareholders to set by written consent without a meeting unless such action has previously been approved by the Board. The Board of Directors believes that adopting these measures will enable the Board of Directors to consider fully any proposed takeover attempt and negotiate terms that maximize the benefit to Danzer or its shareholders.

   The new provision in Danzer's organizational documents could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to effect a change in control of Danzer that is opposed by the Board of Directors. Accordingly, the Board of Directors recognizes that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board of Directors believes that the primary purpose of these provisions is to ensure that the Board of Directors will have sufficient time to consider fully any proposed takeover attempt in light of the short- and long-term benefits and other opportunities available to Danzer and, to the extent the Board of Directors determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to Danzer and its shareholders.

   The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed organizational documents outweigh the possible disadvantages. In particular, the Board of Directors believes that enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth, and certainty of the Delaware General Corporation Law, make the proposed reincorporation beneficial to Danzer, its management, and its shareholders.

Effectiveness of Merger and Reincorporation

   If approved by the shareholders, the reincorporation and the merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of New York and a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware. The Board of Directors intends that the reincorporation be consummated as soon as practicable following the meeting. Nonetheless, the merger agreement allows for the Board of Directors to abandon or postpone the merger or to amend the merger agreement either before or after the shareholders' approval has been obtained, if circumstances arise causing the Board of Directors to deem either such action advisable, except that any amendment that would effect a material change from the organizational document provisions discussed in this proxy statement would require further approval by the holders of at least two-thirds of the voting power represented by shares of Danzer's common stock and Series C preferred stock outstanding.

Conversion of the Stock

   Assuming shareholder approval of this Proposal No. 2, as soon as the reincorporation becomes effective, each outstanding share of Danzer's common stock and Series C preferred stock will automatically convert into one share of common stock or Series C preferred stock of Obsidian, respectively, and Danzer shareholders will automatically become shareholders of Obsidian on the following terms:

  .  the conversion will be on a one-for-one basis; and

  . each share of Danzer common stock and Series C preferred stock that is outstanding at the effective date will become one share of common stock or Series C preferred stock of Obsidian.

   In addition, each outstanding option, right or warrant to acquire shares of Danzer's common stock or Series C preferred stock will be converted into an option, right or warrant to acquire an equal number of shares of common stock or Series C preferred stock of Obsidian, under the terms and conditions as the original options, rights or warrants. All of Danzer's employee benefit plans will be continued by Obsidian following the reincorporation.

Stock Certificates

   If this Proposal No. 2 is approved, Shareholders do not need to take any action to exchange their stock certificates for Obsidian stock certificates. Upon completion of the reincorporation, stock certificates representing Danzer's shares will automatically represent an equal number of Obsidian shares. Shareholders should not destroy their old certificates and should not send their old certificates to Danzer or Danzer's transfer agent, either before or after the effective date of reincorporation. After reincorporation, shareholders of Danzer may continue to make sales or transfers using their pre-merger stock certificates. Obsidian will issue new certificates representing shares of Obsidian common stock or Series C preferred stock for transfers occurring after the reincorporation. On request, Obsidian will issue new certificates to anyone who holds pre-merger stock certificates. Any request for new certificates will be subject to normal stock transfer requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

Transferability of Shares

   Shareholders whose shares of common stock were freely tradable before reincorporation will own shares of Obsidian that are freely tradable after reincorporation.

   Similarly, any shareholders holding securities with transfer restrictions before reincorporation will hold shares of Obsidian that have the same transfer restrictions after reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold Obsidian stock certificates will be deemed to have acquired their shares on the date they originally acquired their pre-merger shares.

   After reincorporation, Obsidian will continue to be a publicly held company, and, like Danzer's shares, shares of Obsidian common stock will be traded on the Over-the-Counter Bulletin Board as long as such shares qualify for trading. Obsidian will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that Danzer has previously filed and provided.

Certain Federal Income Tax Consequences of the Reincorporation

   The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. We strongly urge you to consult your tax advisors to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

   The following discussion sets forth the principal U.S. federal income tax consequences of the reincorporation to Danzer shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation. The following disclosure is based on the Internal Revenue Code, laws regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of reincorporation. No rulings have been or will be requested from the Internal Revenue Service with respect to the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

   The reincorporation provided for in the merger agreement is intended to be a tax-free reorganization under the Code. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of Danzer's common stock and Series C preferred stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by Danzer or Obsidian. Each former holder of Danzer's common stock or Series C preferred stock will have the same basis in the stock of Obsidian received by that holder pursuant to the reincorporation as that holder has in Danzer's stock held by that holder at the time the reincorporation is consummated. Each shareholder's holding period with respect to Obsidian's common stock or Series C preferred stock will include the period during which that holder held the corresponding Danzer stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation was consummated.

Accounting Treatment

   In accordance with generally accepted accounting principles, Danzer expects that the merger will be accounted for as a reorganization of entities under common control and recorded at historical cost.

Regulatory Approvals

   The merger is not expected to be consummated until Danzer has obtained all required consents of governmental authorities, including the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware and the filing of a Certificate of Merger with the Secretary of State of the State of New York.

Significant Changes Caused By Reincorporation

   In general, Danzer's corporate affairs are governed at present by the Business Corporation Law of New York (the "New York Law"), by the certificate of incorporation filed in New York (the "New York Certificate") and the by-laws adopted pursuant to New York Law (the "New York By-laws"). The New York Certificate and New York By-laws are available for inspection during business hours at Danzer's principal executive offices. In addition, copies may be obtained by writing to Danzer. If shareholders approve this Proposal No. 2, Danzer will merge into, and its business will be continued by, Obsidian. Following the merger, issues of corporate governance and control would be controlled by the General Corporation Law of Delaware ("Delaware Law"), rather than New York Law. The New York Certificate and New York By-laws will, in effect, be replaced by the certificate of incorporation of Obsidian (the "Delaware Certificate") and the by-laws of Obsidian (the "Delaware By-laws"), forms of which are attached as Appendices C and D, respectively, to this proxy statement and which assume shareholder approval of Proposal No. 3 below. Accordingly, the differences among these documents and between New York Law and Delaware Law are relevant to your decision whether to approve the reincorporation and other proposals. If the shareholders approve this Proposal No. 2, but do not approve Proposal No. 3, the merger agreement, the Delaware Certificate and the Delaware By-laws shall be revised accordingly.

   Certain differences between New York Law and Delaware Law and between the various organizational documents that the Board of Directors, with the advice of counsel, considers to be significant are discussed below. Shareholders are advised that many provisions of Delaware Law and New York Law may be subject to differing interpretations, and that those offered in this proxy statement may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional guidance as to how to interpret them. In addition, the following discussion is qualified in its entirety by reference to Delaware Law, New York Law, case law applicable in Delaware and in New York, and the organizational documents of each of the companies. Shareholders are requested to read the following discussion in conjunction with the merger agreement, the Delaware Certificate and the Delaware By-laws attached to this proxy statement.

   Under New York Law a person who owns stock of Danzer is referred to as a "shareholder." Under Delaware Law such person is known as a "stockholder." Such terms have the same meaning and are used herein interchangeably.

Company Name

   Subject to shareholder approval of this Proposal No. 2 and Proposal No. 3 below, upon the completion of the merger, Danzer's name will be changed from "Danzer Corporation" to "Obsidian Enterprises, Inc.". For a discussion of the proposal to change Danzer's name, see Proposal No. 3 below.

Shares of Capital Stock

   Danzer's certificate of incorporation authorizes 40,000,000 shares of common stock and 5,000,000 shares of preferred stock, of which 36,007,855 shares of common stock and 1,146,070 shares of Series C preferred stock are issued and outstanding as of July 19, 2001. Obsidian's certificate of incorporation will also authorize 40,000,000 shares of common stock and 5,000,000 shares of preferred stock. No shares of any capital stock will be issued by Obsidian in connection with the reincorporation, other than the shares into which our shares of common stock and Series C preferred stock will convert.

   Under the Delaware Certificate, as under the New York Certificate, the Board of Directors may authorize the issuance of preferred stock as the Board of Directors may determine, including for the purpose of adopting a shareholder rights (or "poison pill") plan. Under both the New York Certificate and the Delaware Certificate, the Board of Directors has the authority to determine the designations and such voting powers, full or limited, or no voting powers, and such of the preferences and relative, participating, optional, or other special rights, and the qualifications, limitations or restrictions thereof, of any series of the preferred stock to the full extent permitted by the applicable law.

Board of Directors

   Both New York Law and Delaware Law permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. New York Law permits as many as four classes, Delaware Law only up to three. Danzer does not currently have a classified board.


Amendment of Certificate and By-Laws

   Delaware Law allows a Board of Directors to recommend that shareholders amend the certificate of incorporation, and a majority of the outstanding shares entitled to vote at a stockholders' meeting are normally enough to approve that amendment. Under New York Law, except for certain ministerial changes to the certificate of incorporation that the Board of Directors may authorize and except as otherwise required by the certificate of incorporation, the Board of Directors recommends an amendment to the certificate of incorporation for approval by shareholders, and a majority of the outstanding shares entitled to vote at a shareholders' meeting is enough to approve that amendment. Both laws require that a majority of the holders of any particular class of stock must approve the amendment if it would have an adverse effect on the holders of that class. In addition, both laws allow a corporation to require a vote larger than a majority on special types of issues.

   The New York By-laws provide that they may be amended or repealed, or new by-laws may be adopted, by the shareholders entitled to vote in the election of directors or by the Board of Directors, except that the directors may not amend or repeal any by-law or adopt any new by-law, the statutory control over which is vested exclusively in the shareholders or the incorporators. The Delaware Certificate specifically permits the Board of Directors of Obsidian to adopt, amend or repeal any of the Delaware By-laws, subject to the power of the stockholders of Obsidian under Delaware law to adopt by-laws and to amend or repeal by-laws adopted by the Board of Directors.

Who May Call a Special Meeting of Shareholders

   Under both New York Law and Delaware Law, the Board of Directors or anyone authorized in the certificate of incorporation or by-laws may call a special meeting of shareholders. Currently, the New York By-laws provide that a special meeting can be called by the directors, the President, any Vice-President, the Secretary, or any two directors, except when the directors are required by New York Law to call a meeting, or except when the shareholders are entitled by New York Law to demand the call of a meeting. The Delaware By-laws provide that a special meeting of stockholders may be called by the Board of Directors, the Chairman of the Board or the President of Obsidian.

Right of Shareholders to Inspect Shareholder List

   Under New York Law, a shareholder of record may inspect the list of shareholders of record if at least five days previously it issued a written demand to do so. A corporation may deny a shareholder's demand if the shareholder refuses to give an affidavit that its inspection is not for certain purposes unrelated to company business and that the shareholder has not been involved in the last five years in selling or offering to sell a list of record shareholders. A New York corporation must also produce a list of shareholders as of the record date if a shareholder requests the list at the annual meeting. Under Delaware Law, any stockholder may, upon making a demand under oath stating the purpose thereof, inspect the stockholders' list for any purpose reasonably related to that person's interest as a stockholder. In addition, for at least ten days prior to each stockholders' meeting, as well as at the meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

Vote Required for Certain Transactions

   Until February 1998, New York Law required the holders of at least two-thirds of the outstanding stock entitled to vote of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, a New York corporation then in existence, which would include Danzer, may provide in its certificate of incorporation that the holders of a majority of the outstanding stock entitled to vote may approve such transactions. Danzer has not, however, adopted such a provision in its certificate of incorporation, and so the holders of at least two-thirds of Danzer's outstanding stock entitled to vote must approve such transactions.

   Under Delaware Law, unless the certificate of incorporation or by-laws provide otherwise (but in no case may such requirement be less than one-third of the outstanding stock entitled to vote on such transactions), the holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation, or sale of all or substantially all the assets. The Delaware Certificate does not contain any provision otherwise, so the holders of a majority of the outstanding stock entitled to vote thereon may approve a merger, consolidation, or sale of all or substantially all of Obsidian's assets. Notwithstanding the foregoing, under Delaware Law the vote of the stockholders of the surviving corporation is not required to authorize a merger if these three conditions are met:

  . the merger agreement does not amend the surviving corporation's certificate of incorporation;

  . each share of stock of the surviving corporation that is outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

  . the merger results in no more than a 20% increase in its outstanding common stock.

   Special vote requirements may apply to certain business combinations with interested shareholders. See the discussion of these requirements below under the heading "Business Combinations with Interested Shareholders."

Removal of Directors by Shareholders

   Under New York Law, directors may be removed for cause by the shareholders, or, if the certificate of incorporation or by-laws provide, by either the shareholders or the directors. Furthermore, if the certificate of incorporation or by-laws so provide, directors may be removed without cause by a vote of the shareholders. The New York Certificate and By-laws provide that directors may be removed with or without cause by the shareholders; directors may be removed with cause by the Board of Directors. After the reincorporation, directors under Delaware Law would generally be subject to removal with or without cause by a majority of the stockholders, unless the certificate of incorporation provides otherwise, but in a Delaware corporation with a classified board, unless the certificate of incorporation provides otherwise, directors can only be removed by shareholders for cause.

Limitation of Directors' Liability

   Both New York Law and Delaware Law permit a corporation to limit a director's personal liability for actions taken in that director's official capacity. Under New York Law, a director is not liable to the corporation for the benefit of its creditors or shareholders for damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances. New York Law also permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director, with certain specific exceptions, to the corporation or its shareholders for damages for any breach of duty in that capacity. The New York Certificate contains a provision that limits or eliminates a director's liability for any breach of duty in his capacity as a director. Under Delaware Law limits on a director's liability must be addressed in the certificate of incorporation. The Delaware Certificate limits directors' monetary liability to the fullest extent permitted by Delaware Law. However, in some cases directors may be liable despite these limitations. Delaware Law forbids any limitation of liability where (1) a director breached the duty of loyalty to the corporation or its stockholders, (2) a director's acts or omissions were not in good faith or involved intentional misconduct or a knowing violation of law, (3) a director received an improper personal benefit from a transaction involving the corporation, or (4) a director authorized an unlawful dividend or stock repurchase or redemption.

Indemnification of Directors and Officers; Insurance

   With some variations, both New York Law and Delaware Law allow a corporation to "indemnify," that is, to make whole, any person who is or was a director or officer of the corporation if that person is held liable for something that person did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines, and penalties, both laws also allow the corporation to advance certain reasonable expenses the person incurs or to reimburse the person's expenses after they are incurred. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

   Additionally, each of the two laws permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. New York Law, however, restricts the kinds of claims that may be made under insurance purchased by the corporation against these liabilities. For example, there would be no insurance coverage if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage to which he or she was not legally entitled.

   Neither New York Law nor Delaware Law permit indemnification of a director or officer if a court finds the person liable to the corporation itself, unless the court determines otherwise. Furthermore, if the corporation sues the person because of some act or omission, the corporation does not need to indemnify the person unless a court determines the person was not liable. In addition, New York Law and Delaware Law generally require that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the corporation.

   The New York By-laws do not provide for the indemnification of directors, and the Delaware Certificate and By-laws provide for indemnification to the fullest extent permitted by Delaware Law.

   If the reincorporation is approved by Danzer's shareholders, the New York Law indemnification provisions will continue to apply to acts and omissions that occurred prior to the effective date of the reincorporation.

Transactions with Interested Directors

   New York Law provides several methods for establishing the validity of transactions between a corporation and interested directors, including a vote by the uninterested directors. The comparable provision of Delaware Law provides that no transaction between a corporation and an interested director is void or voidable solely because such director is present at or participates in the meeting or because that director's votes are counted if the material facts of that director's interest are known to the board of directors and the board of directors in good faith authorizes the transaction by vote of a majority of the disinterested directors, or if that director's interest is disclosed to stockholders and the stockholders in good faith approve the transaction.

Loans and Guarantees of Obligations for Directors

   Under New York Law, a corporation may not lend money to or guarantee the obligation of a director unless (1) the shareholders (other than the interested director) approve the transaction or (2) the certificate of incorporation provides that the board may approve any such loan or guarantee that it determines will benefit the corporation. The New York Certificate makes no provision for approval by the Board of Directors of such a loan or guaranty. For purposes of shareholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefited by the loan or guarantee are not included in the quorum. Under Delaware Law, a board of directors may authorize loans or guarantees of indebtedness to, or otherwise assist, employees, officers, and directors whenever, in the judgment of the board of directors, such a loan, assistance or guaranty may reasonably be expected to benefit the corporation.

Issuance of Rights and Options to Directors, Officers, and Employees

   New York Law requires that the issuance of options or rights to purchase stock to directors, officers or employees of a corporation as an incentive to service or continued service to the corporation must be authorized as required by the policies of all stock exchanges or automated quotation systems on which the corporation's shares are listed or authorized for trading, or, if the corporation's shares are not so listed or authorized, by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, or be authorized by and consistent with a plan adopted by such a vote of shareholders. The Delaware Law does not require stockholder approval of such transactions.

Consideration for Shares

   Under New York Law, consideration for the issuance of shares may consist of money or other property, tangible or intangible, labor or services actually received, a binding obligation to pay the purchase price, a binding obligation to perform services, or any combination of the above. Stock certificates may not be issued until the amount of consideration determined to be stated capital has been paid in the form of cash, services rendered, personal or real property, or any combination of these, plus consideration for the balance, if any, which may include the above-referenced binding obligations. Under Delaware Law a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under Delaware Law may pay an amount equal to or greater than the par value of those shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

Dividends; Redemption of Stock

   Subject to its charter provisions, under both New York Law and Delaware Law, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption, or distribution. The assets supplied to such a distribution may not be greater than the corporation's "surplus."

   Under New York Law, dividends may be paid or distributions made out of surplus only, so that the net assets of the corporation remaining after any such payment or distribution must be at least equal to the amount of stated capital. Delaware Law defines surplus as the excess of net assets over stated capital and permits the board to adjust stated capital. Delaware Law defines surplus as the excess of net assets over capital and permits the board to adjust capital. If there is no stated capital. Delaware Law allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's net assets are less than the capital represented by issued and outstanding stock that has a preference on any distribution of assets.

   In general, with certain restrictions, New York Law permits a corporation to provide in its certificate of incorporation for redemption of one or more classes or series of its shares. One such restriction provides that common stock may be redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption. Delaware Law permits redemption of a corporation's common stock only when, among other things, no class of preferred stock is outstanding, with certain exceptions.

Appraisal Rights

   Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets. New York Law also extends appraisal rights to an exchange of a corporation's shares. New York Law provides that dissenting shareholders have no appraisal rights if their shares are listed on the New York Stock Exchange or another national securities exchange. However, in the case of shares not listed on an exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a shareholder of the parent corporation has no appraisal rights. On the other hand, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be cancelled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

   Similarly, under Delaware Law, appraisal rights are not available to a stockholder if, among other things, the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., held by more than 2,000 stockholders of record, or if the corporation will be the surviving corporation in a merger that does not require the approval of the surviving corporation's stockholders. However, regardless of the foregoing, a dissenting shareholder in a merger or consolidation has appraisal rights under Delaware Law if the transaction requires the exchange of shares for anything of value other than one or more of the following:

  . shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation;

  . shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by more than 2,000 stockholders of record after the merger or consolidation occurs; or

  . cash instead of fractional shares of the surviving corporation or another corporation.


Business Combinations with Interested Shareholders

   Provisions in both New York Law and Delaware Law may help to prevent or delay changes of corporate control. In particular, both New York Law and Delaware Law restrict or prohibit an interested shareholder from entering into certain types of business combinations unless the Board of Directors approves the transaction in advance.

   Under New York Law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an "interested shareholder," unless the Board of Directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired its shares. An "interested shareholder" under New York Law is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock or is an affiliate or associate of a corporation who owned at least 20% of the outstanding stock within the preceding five years. "Business combinations" under New York Law include the following:

  . mergers and consolidations between corporations or with an interested shareholder;

  . sales, leases, mortgages, pledges, transfers or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation;

  . issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation;

  . liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder;

  . reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and

  . the receipt by an interested shareholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

   New York Law allows such a business combination to take place five or more years after the interested shareholder became an interested shareholder if the transaction is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met and in certain other circumstances.

   Section 203(a) of Delaware Law generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder unless:

  . before the stockholder became an interested stockholder, the Board of Directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

  . after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules; or

  . on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.

   An "interested stockholder" under Delaware Law is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock or is an affiliate or associate of the corporation who owned at least 15% of the outstanding stock within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:

  .  mergers or consolidations;

  . sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation;

  . any transactions resulting in the issuance or transfer by the corporation of stock in the corporation to the interested stockholder except in limited instances;

  . receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation; and

  . any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

   Delaware Law permits a corporation to elect not to be governed by the provisions of Section 203. The Board of Directors has determined that it would be in the best interests of Danzer to make such an election and, accordingly, the Delaware Certificate includes an election by Danzer not to be governed by the Section 203 provisions.

Proxies

   Under New York Law, a proxy cannot be voted or acted upon after 11 months from its date unless the proxy provides for a longer period. Under Delaware Law a proxy cannot be voted or acted upon after three years from its date unless the proxy provides for a longer period.

Number of Directors; Filling Vacancies

   The New York By-laws provide that the number of directors constituting the Board of Directors may be fixed from time to time by action of the shareholders or by a majority vote of the entire Board of Directors, provided that the number of directors must be at least three. Danzer currently has four members on its Board of Directors.

   The Delaware Certificate provides that the number of directors constituting the Board of Directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board of Directors, provided that such number shall be no fewer than three and no more than eleven. In addition, the Delaware Certificate provides that any vacancy on the Obsidian Board of Directors that results from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or a successor or successors may be chosen at a special meeting of our stockholders called for that purpose, and that any director elected by the Board to fill such vacancy shall hold office until the next election of the class for which the director was chosen, his successor is elected and qualified, or his resignation, removal or death.

Required Vote for Proposal No. 2

   The affirmative vote of the holders of at least two-thirds of the voting power represented by shares of Danzer common stock and Series C preferred stock outstanding on the record date is required for approval of the reincorporation. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal. Approval of the reincorporation in this Proposal No. 2, and of Proposal No. 3 below will constitute approval of the merger and the merger agreement, and all of the provisions of Obsidian's certificate of incorporation and by-laws. If the shareholders approve this Proposal No. 2, but do not approve Proposal No. 3, the merger agreement and the provisions of Obsidian's certificate of incorporation and by-laws will be revised accordingly.

   The Board of Directors Recommends that Shareholders Vote FOR Proposal No. 2.


                                 PROPOSAL NO. 3

                            APPROVAL OF NAME CHANGE

   The Board of Directors has recommended that Danzer's name be changed from "Danzer Corporation" to "Obsidian Enterprises, Inc.". If this Proposal No. 3 is approved it will be effected whether or not the reincorporation under Proposal No. 2 is approved by the shareholders.

   Assuming shareholder approval of Proposal Nos. 2 and 3, upon effectiveness of the reincorporation, the name of Danzer will be changed to "Obsidian Enterprises, Inc.". If the shareholders do not approve Proposal No. 2, but do approve this Proposal No. 3, Danzer's Certificate of Incorporation as filed in New York will be amended to change the name of Danzer to "Obsidian Enterprises, Inc.". The Amended Certificate of Incorporation, assuming shareholder approval, would be filed with the Secretary of State of the State of New York as soon as practicable after the date of the meeting.

Required Vote for Proposal No. 3

   The affirmative vote of a majority of the voting power represented by shares of common stock and Series C preferred stock outstanding and entitled to vote with respect to the proposal is required to approve the name change from "Danzer Corporation" to "Obsidian Enterprises, Inc." Abstentions and broker non-votes will have the effect of votes against the proposal.

   The Board recommends a vote FOR Proposal No. 3.

                                 PROPOSAL NO. 4

                 APPROVAL OF THE 2001 LONG TERM INCENTIVE PLAN

   On July 24, 2001, the Board adopted, subject to shareholder approval, the 2001 Long Term Incentive Plan, which we refer to as the 2001 Plan. The Board is submitting the 2001 Plan for shareholder approval at the meeting. The 2001 Plan authorizes the granting to our directors, key employees, advisors and consultants options intended to qualify as Incentive Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), options that do not so qualify ("Non-Statutory Options"), restricted stock and Other Stock-Based Awards that are not Incentive Options or Non-Statutory Options.

Summary of the 2001 Plan

   The description herein is a summary, and is subject to and qualified by the complete text of the 2001 Plan, which is attached as Appendix E to this proxy statement. Capitalized terms used and not otherwise defined in this portion of the proxy statement have the respective meanings ascribed to such terms in the 2001 Plan.

   Purpose. The purpose of the 2001 Plan is to promote the interests of Danzer by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in Danzer thereby promoting a closer identity of interests between such persons and Danzer's shareholders.

   Structure. The 2001 Plan is divided into three separate equity programs: (1) the Option Grant Program under which eligible persons may be granted options to purchase shares of common stock, (2) the Stock Issuance Program under which eligible persons may be issued shares of common stock and (3) the Other Stock-Based Awards Program under which eligible persons may be issued other stock-based incentives and awards.

   Administration. The 2001 Plan is administered by the "Plan Administrator," which may be the full Board or a Committee consisting of two Board members designated by the Board. The Plan Administrator has the authority to establish rules and regulations it deems appropriate for the proper administration of the 2001 Plan. Decisions of the Plan Administrator are final and binding on all parties who have an interest in the 2001 Plan, and the Plan Administrator may not be held personally liable for any action taken in good faith under the 2001 Plan.

   Term. The 2001 Plan will become effective as of the date it is adopted by the Board, and terminates upon the earliest of (1) the expiration of the ten-year period measured from the date the 2001 Plan is adopted by the Board, (2) the date on which all shares available for issuance under the 2001 Plan shall have been issued as fully-vested shares or (3) the termination of all outstanding options and Other Stock-Based Awards in connection with a Corporate Transaction. Upon termination of the 2001 Plan, all options, Other Stock-Based Awards and unvested stock issuances outstanding will continue to have full force and effect. However, no option will have a term in excess of ten (10) years from the grant date, and with respect to Incentive Options granted to a 10% shareholder, the term may not exceed five years. The Board may amend or modify the 2001 Plan in any or all respects. However, no such amendment may adversely affect the rights of existing optionees without their consent. Certain amendments may also require the approval of Danzer's shareholders.

   Eligibility. Employees, non-employee members of the Board, certain persons who provide services to Danzer or its subsidiaries, and non-employee members of the board of directors of any parent or subsidiary are eligible to be granted awards under the 2001 Plan. It is not known how many options will be received by our named executive officers, current executive officers, non-officer directors, employees, their associates, or any other group under the 2001 Plan. As of the record date, Danzer had four employees, two non-employee directors and an unknown number of consultants or advisors who might be selected to receive Awards under the 2001 Plan.

   Stock. The maximum number of shares of common stock available for issuance under the 2001 Plan is 500,000, subject to possible adjustment for changes in Danzer's common stock occasioned by stock splits, reverse stock splits, stock dividends, recapitalization, conversions or other changes affecting the outstanding common stock as a class without Danzer's receipt of consideration. If an option expires or terminates for any reason prior to its exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent Awards under the 2001 Plan. Vested shares repurchased pursuant to Danzer's repurchase rights will not be added back to the number reserved for issuance under the 2001 Plan but will be held as treasury stock.

   Financial Assistance. The Plan Administrator may permit any participant to deliver a promissory note to Danzer in payment of the exercise or purchase price. The terms and conditions of the loan will be established by the Plan Administrator, and the maximum credit extended to a participant may not exceed the aggregate option price for the purchased shares plus any Federal, state or local tax liability incurred in connection with the option exercise or share purchase.

   Tax Withholding. Danzer's obligation to deliver shares of common stock upon the exercise of options or upon the issuance or vesting of such shares under the 2001 Plan is subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

   Regulatory Approval. The implementation of the 2001 Plan, the granting of any option under the 2001 Plan and the issuance of any shares of common stock
(i) upon the exercise of any option or (ii) under the Stock Issuance Program are subject to Danzer's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the 2001 Plan, the options granted under it and the shares of common stock issued pursuant to it.

   No Employment/Service Rights. Nothing in the 2001 Plan shall confer upon the optionee or the participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of Danzer (or any parent or subsidiary employing or retaining such person) to terminate such person's service at any time for any reason, with or without cause.

Option Grant Program

   Option Price and Term. The exercise price of each option granted will be determined by the Plan Administrator, and may be less than, equal to or greater than the fair market value of the common stock at the time the option is granted. For Incentive Options, the option price per share may not be less than the fair market value of each share of Company common stock on the date of the grant (nor less than 110% in the case of 10% shareholders). The 2001 Plan contains the $100,000 per year limitation upon incentive stock options contained in Section 422(d) of the Code. The fair market value of a share of common stock of Danzer as of the record date was $0.36. Excluding options granted to 10% shareholders, the option term may not exceed ten years measured from the grant date. For 10% shareholders, the option term may not exceed five years.

   Payment. The option price is payable in cash, by certified check, or in shares of common stock valued at fair market value on the date of exercise. The 2001 Plan also provides for a special sale and remittance procedure whereby the optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to Danzer, out of the sales proceeds, an amount equal to the aggregate option price payable for the purchased shares plus all applicable withholding taxes.

   Termination of Service. Except as provided in an option agreement governing the options or as permitted by the Plan Administrator, any option outstanding at the time an optionee ceases to remain in Danzer's service will terminate immediately and cease to be outstanding. The Plan Administrator has complete discretion to extend the period following the optionee's termination of service during which the outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part.

   Corporate Transaction. Except to the extent otherwise provided in the option documents, each option share will become fully vested in the event of certain Corporate Transactions unless the option is assumed or is replaced with a cash incentive program which preserves the material benefits of the options. Upon consummation of the Corporate Transaction, all options which are not assumed will be canceled and cease to exist. A Corporate Transaction includes, but is not limited to, a merger, consolidation, sale of substantially all of the assets or change in control. The options or cash incentive programs which replace any options which do not accelerate may provide for full vesting in the event of involuntary termination of employment within 18 months following the Corporate Transaction.

   Shareholder Rights and Assignability. Optionees do not have shareholder rights until the option is exercised, the price is paid and stock certificates have been issued for the shares. Incentive Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death. A Non-Statutory Option may, however, in connection with an optionee's estate plan, be assigned, during the optionee's lifetime and upon approval to an immediate family member or tax exempt charity. The option may, during the optionee's lifetime, be exercised only by the optionee or approved transferee.

   Cancellation/Regrant. The Plan Administrator may effect the cancellation of outstanding options and issue replacement options with an exercise price based on a lower market price of the common stock at the time of grant with the consent of affected option holders.

Stock Issuance Program

   Restricted Stock. The Plan Administrator is authorized to grant restricted stock. Restricted stock are shares of common stock subject to restrictions on transferability and forfeiture upon termination of employment. A participant granted restricted stock has all of the rights of our shareholders except as restricted by the 2001 Plan or any award agreement.

   Issue Price. Under the Stock Issuance Program, the purchase price per share may be less than, equal to or greater than the fair market value on the date the Plan Administrator authorizes the issuance. The issue price is payable in cash, by certified check or by past services rendered.

   Vesting of Shares. The shares may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the participant's period of service or upon the attainment of specified performance objectives.

   Shareholder Rights. The recipient of a share issuance will have full shareholder rights, including voting and dividend rights, whether or not the shares are vested.

   Repurchase Rights. Should a participant cease to remain in the service of Danzer while holding vested shares issued under the Stock Issuance Program, Danzer has the right to repurchase the shares on terms established by the Plan Administrator and at a price per share equal to fair market value. In the event of a Corporate Transaction, all repurchase rights will terminate and each share will become fully vested unless the repurchase rights are assigned to the successor Company or accelerated vesting is precluded by the applicable stock issuance agreement. Following consummation of a Corporate Transaction, the Plan Administrator may provide for the automatic termination of all repurchase rights which are assigned to the successor and the immediate vesting of shares, including the involuntary termination of employment within 18 months following a Corporate Transaction.

Other Stock-Based Awards

   SARs. The Plan Administrator is authorized to grant stock appreciation rights, or SARs. SARs entitle the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the SAR.

   Deferred Stock. The Plan Administrator is authorized to grant deferred stock, which will be delivered upon the expiration of a deferral period specified for an award of deferred stock by the Plan Administrator. Deferred stock is also subject to forfeiture upon termination of employment.

   Stock Bonus Awards. The Plan Administrator is authorized to grant shares of common stock as a bonus, or to grant other stock-based awards in lieu of our obligation to pay cash under other plans or compensatory arrangements.

   Dividend Equivalents. The Plan Administrator is authorized to grant dividend equivalents entitling a participant to receive cash, common stock, other awards or other property equal in value to dividends paid.

   Performance Based Awards. The Plan Administrator may, in its discretion, designate an award that is subject to the achievement of performance conditions. These awards are intended to qualify as "qualified performance-based compensation" within the meaning of the Code. The Plan Administrator uses one or more business criteria and targeted levels of performance. The business criteria includes the following:

  .  Annual return on capital;

  .  Annual earnings per share;

  .  Annual cash flow provided by operations;

  .  Changes in annual revenues; and/or

  . Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

   Performance objectives may differ for performance-based awards to different participants, and the Plan Administrator shall specify the weight to be given to each performance objective in determining the final amount payable with respect to any performance-based award.

New Plan Benefits

   No new plan benefits table for the 2001 Plan is included in this Proxy Statement because the benefits or amounts which would have been received by or allocated to the persons for which disclosure is required by the Commission for fiscal 2000 cannot be determined. Awards granted under the 2001 Plan are to be determined from time to time by the Plan Administration. It is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive awards.

Certain U.S. Federal Income Tax Consequences of the 2001 Plan

   The following is a summary of certain federal income tax considerations and is not a complete description of all applicable laws regarding the federal income tax treatment of awards under the 2001 Plan. The discussion set forth herein is based upon the federal income tax laws in force on the date of this Proxy Statement. This summary does not address the following issues: (i) dispositions of common stock other than by sale (for example, by gift), (ii) tax consequences of modifications to Options that otherwise would qualify as Incentive Options, (iii) alternative minimum tax consequences, (iv) state, local, or foreign tax consequences, and (v) gift, estate, and inheritance tax consequences. Because of the complexity of the tax rules relating to Options awards, each 2001 Plan participant should consult with his own tax advisor with respect to any specific tax questions.

   Incentive Options. An Optionee will not recognize ordinary income and Danzer will not be entitled to a tax deduction upon either the grant or the exercise of an Incentive Option. If an Optionee holds common stock purchased upon the exercise of an Incentive Option until a date that is more than one year after the date the Incentive Option is exercised and more than two years after the date the Incentive Option is granted (the "holding period"), the difference between the amount realized on the sale of the common stock and the exercise price will be a long-term capital gain or loss to the Optionee, and no tax deduction will be available to Danzer.

   If common stock purchased upon the exercise of an Incentive Option is sold prior to the expiration of the holding period, the Optionee will recognize ordinary income equal to the lesser of (i) the excess, if any, of the fair market value of the common stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized on the sale over the exercise price. Danzer will be entitled to a corresponding tax deduction. In addition, the difference between (i) the amount realized on the sale of the common stock and (ii) the sum of the exercise price and any amount recognized by the Optionee as ordinary taxable income will be a capital gain or loss. The capital gain or loss will be long-term or short-term depending upon the length of time the Optionee has held the common stock. Other rules apply if an Incentive Option is exercised by tendering common stock.

   The difference between (i) the fair market value, on the date of exercise, of common stock purchased upon the exercise of an Incentive Option and (ii) the exercise price of the Option increases income for alternative minimum tax purposes. Additional rules apply if the common stock is sold prior to expiration of the holding period.

   Non-Statutory Options. An Optionee will not recognize income upon the grant of a Nonqualified Option, and no tax deduction will be available to Danzer, if the Nonqualified Option does not have a readily ascertainable value on the date of grant. A Nonqualified Option that is not publicly traded ordinarily is not considered to have a readily ascertainable value on the date of grant.

   Upon exercise of a Nonqualified Option, the Optionee will recognize ordinary income equal to the difference between (i) the fair market value, on the date of exercise, of the common stock subject to the Nonqualified Option, and (ii) the exercise price. Danzer will be entitled to a corresponding tax deduction. The Optionee's tax basis in the common stock purchased upon exercise of the Nonqualified Option will be the sum of (i) the exercise price and (ii) the amount of ordinary income the Optionee recognized on the exercise. When the Optionee sells the common stock, the difference between the amount realized on the sale and the tax basis of the common stock will be capital gain or loss and will be long-term or short-term depending upon the length of time the Optionee has held the common stock. Other rules apply if a Nonqualified Option is exercised by tendering common stock. The exercise of a Nonqualified Option has no effect upon income for alternative minimum tax purposes.

   Other Awards. With respect to other Awards made under the 2001 Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the grantee generally must recognize ordinary income equal to the cash or the fair market value of shares or other property received, and Danzer will be entitled to a deduction for the same amount. With respect to Awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the grantee generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, and Danzer will be entitled to a deduction for the same amount.

   Plan Not Qualified. The 2001 Plan is not qualified under Section 401 of the Code.

   Code Section 162(m). Notwithstanding the foregoing, Section 162(m) of the Code denies Danzer a deduction with respect to the aggregate compensation of certain covered employees to the extent a covered employee's aggregate compensation for any taxable year exceeds $1,000,000. Covered employees include Danzer's chief executive officer and its four other highest compensated officers for the applicable taxable year. Compensation resulting from the grant, exercise or disposition of Awards is potentially subject to the Code Section 162(m) limitation. Certain "qualified performance-based compensation" is excepted from the Section 162(m) limitation, however. Incentive Options granted under the 2001 Plan should qualify for the qualified performance-based compensation exception. Additionally, Non-Statutory Options granted under the 2001 Plan should so qualify, provided that their exercise prices are at least equal to the fair market value of the underlying common stock on the date of grant. Other Awards may qualify as "qualified performance-based compensation" in accordance with Code requirement.

Required Vote for Proposal No. 4

   The affirmative vote of a majority of the voting power represented by shares of common stock and Series C preferred stock present in person or by proxy at the meeting and entitled to vote with respect to the proposal is required to approve the 2001 Plan. Abstention and broker non-votes will be counted as present for purposes of a quorum but will not have the effect of a vote against the proposal.

   The Board recommends a vote FOR Proposal No. 4.

                            STOCK PERFORMANCE CHART

   The following chart compares the yearly percentage change in the cumulative total shareholder return on the common stock from October 31, 1996 through October 31, 2000, with the cumulative total return on the Nasdaq Stock Market and issuers with similar market capitalizations. Danzer does not believe it is feasible to provide a comparison against a group of peer companies on an industry or line-of-business basis, as there is an insufficient number of similar publicly traded companies with businesses comparable to Danzer's business. The comparison assumes $100 was invested immediately prior to such period in common stock and in each of the foregoing indices and assumes reinvestment of dividends. Dates on the following chart represent the last day of the indicated fiscal year. Danzer paid no dividends during such period.

                        ---------------------FISCAL YEAR ENDING-----------------
COMPANY/INDEX/MARKET    10/31/96    10/31/97     10/30/98    10/29/99   10/31/00

Danzer Corporation        100.00       44.44        30.22       21.33      60.43
Peer Group (Market Cap.)  100.00       76.68        38.48       35.33      24.31
NASDAQ Market Index       100.00      131.06       148.19      244.59     287.67

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of Danzer's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

   Based solely on our review of the copies of such forms received by it with respect to fiscal year 2000, or representations from certain reporting persons, we believe that all filing requirements applicable to its officers, directors and persons who own more than 10% of a registered class of Danzer's equity securities have been complied with, except that Mr. Williams and Mr. Smith failed to file one Form 5 each.

                              INDEPENDENT AUDITORS

   The independent accounting firm used by the Company during the year ended October 31, 2000 was Linton, Shafer & Company, P.A. ("Linton Shafer"), independent certified public accountants. Linton Shafer has audited the Company's financial statements since October 1999. A representative of Linton Shafer is expected to be present at the meeting for the purpose of responding to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

Fees and Independence

   Audit Fees. The aggregate fees billed for professional services rendered by Linton Shafer for the audit of the Company's consolidated financial statements for the year ended October 31, 2000, and its reviews of the Company's financial statements included in the Company's Forms 10-Q during 2000 were approximately $23,500.

   Financial Information Systems Design and Implementation Fees. During the year ended October 31, 2000, Linton Shafer provided no services and therefore billed no fees to the Company in connection with financial information systems design and implementation.

   All Other Fees. The aggregate fees billed for other accounting services rendered to the Company by Linton Shafer in 2000 were approximately $3,000 primarily in connection with the preparation of the Company's corporate income tax returns.

   The Audit Committee has determined that the provision of services by Linton Shafer described in the preceding paragraphs are compatible with maintaining its independence as the Company's principal accountant.

                             SHAREHOLDER PROPOSALS

   Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. Any proposal which a shareholder intends to present at the 2002 annual meeting must be received by us at our principal executive office no later than May 20, 2002 in order to be included in the proxy material for the meeting. Such proposals should be sent to Mark McGlaughlin, 17500 York Road, Hagerstown, MD, 21740.

                                 OTHER BUSINESS

   We do not intend to bring any business before the meeting other than those matters described herein and at this date we have not been informed of any matters that may be presented at the meeting by others; however, if any other matters properly come before the meeting or any adjournment thereof, it is intended that the persons named in the accompanying proxy will vote pursuant to such proxy in accordance with their best judgment on such matters.

                                 MISCELLANEOUS

   All costs of solicitation of proxies will be borne by Danzer. In addition to solicitation by mail, the officers and employees of Danzer may solicit proxies by telephone or personally, without additional compensation. Danzer may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held of record by such persons, and Danzer may reimburse them for their out-of-pocket expenses incurred in connection therewith. The cost for the solicitation of shareholders is estimated to be $2,500.

   The Annual Report on Form 10-K of Danzer, including financial statements for the fiscal year ended October 31, 2000, accompanies this proxy statement. The Annual Report is not to be deemed part of this proxy statement.

                                          By Order of the Board of Directors

                                          Timothy S. Durham
                                          Chairman of the Board of Directors

      , 2001

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

   The Board of Directors (the "Board") of Danzer Corporation, a New York corporation (the "Company"), approves and adopts the following Audit Committee Charter to specify the composition, roles and responsibilities of the Audit Committee. As used in this Charter, (i) "Company" includes the Company and its subsidiaries unless the context otherwise requires, (ii) "Nasdaq" means the Nasdaq National Market and (iii) "SEC" means the Securities and Exchange Commission.

Purpose

   The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the accounting, financial reporting and related matters described below.

Composition

   The Audit Committee shall consist of not less than three members, comprised solely of independent directors, each of whom shall not have:

  . been employed by the Company or its affiliates in the current or past three years;

  . accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, except for board service, retirement plan benefits or non-discretionary compensation;

  . an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;

  . been a partner, controlling stockholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments, other than those which arise solely from investments in the Company's securities, that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

  . been employed as an executive of another entity where any of the Company's executives serve on such entity's compensation committee. [Nasdaq 4200(a)(14)]

   In addition, each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Moreover, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any comparable experience or background which results in financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. [Nasdaq 4310(c)(26)(B)(i)] The qualifications required of Audit Committee members shall be interpreted in conformity with Rules 4200(a)(14) and 4310(c)(26)(B) of the Nasdaq Marketplace Rules.

   The Chairman of the Audit Committee shall be designated by the Board; provided that if a Chairman is not designated by the Board or present at a meeting, the Audit Committee may designate a Chairman by majority vote of the Audit Committee members then in office.

Roles and Responsibilities

 Relationship With the Outside Auditors

   The Company's outside auditors are ultimately responsible to the Board and the Audit Committee, as representatives of the Company's stockholders. [Nasdaq 4310(c)(26)(A)(iii)]

   The Board and the Audit Committee, as the Company's stockholders representatives, have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in any proxy statement). [Nasdaq 4310(c)(26)(A)(ii) and (iii)] The Audit Committee also has the authority and responsibility to evaluate and make recommendations to the Board regarding the selection and replacement of outside auditors (or the nomination of the outside auditors to be proposed for stockholder approval in any proxy statement). [Nasdaq 4310(c)(26)(A)(ii) and (iii)]

   The Audit Committee has the further authority and responsibility to review the fees charged by the outside auditors, the scope of their engagement and proposed audit approach and to recommend such review or auditing steps as the Audit Committee may consider desirable.

   The Audit Committee shall review and confirm the independence of the outside auditors by requiring that the outside auditors submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the outside auditors and its related entities and the Company and its related entities, engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact their objectivity and independence and taking, or recommending, that the Board take appropriate action to oversee the independence of the outside auditors. [Nasdaq 4310(c)(26)(A)(ii)] In addition to disclosing all relationships between the outside auditors and its affiliates and the Company and its affiliates, the outside auditors' formal written statement shall also contain a confirmation that, in the outside auditors' professional judgment, it is independent of the Company within the meaning of the federal securities laws. [Nasdaq 4310(c)(26)(A)(ii) and Independence Standards Board Standard No. 1]

   Management is responsible for preparing the Company's financial statements. The Company's outside auditors are responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter these traditional responsibilities.

 Internal Controls

   In consultation with management and the outside auditors, the Audit Committee shall consider the Company's significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

   The Audit Committee shall consider the extent to which internal control recommendations made by outside auditors have been implemented by management.

   The Audit Committee shall request that the outside auditors keep the Audit Committee informed about fraud, illegal acts and deficiencies in internal controls that come to their attention and such other matters as the outside auditors conclude should be brought to the attention of the Audit Committee.

Financial Reporting

 General

   The Audit Committee shall review with management and the outside auditors significant accounting and reporting issues applicable to the Company, including recent professional and regulatory pronouncements, and their impact on the financial statements.

 Annual Financial Statements

   The Audit Committee shall meet with management and the outside auditors to review the annual financial statements and the results of the annual audit prior to the release to the public of the results of operations for each fiscal year. [SEC SK (S) 306(a)(1)]

   The Audit Committee shall review the annual financial statements prior to release to the public or filing with the SEC. [SEC SK (S) 306(a)(1)]

   The Audit Committee shall consider management's handling of proposed audit adjustments identified by the outside auditors.

   The Audit Committee shall discuss with management and the outside auditors any significant changes to the Company's accounting principles, the degree of aggressiveness or conservatism of the accounting principles and underlying estimates used in the preparation of the Company's financial statements, and any items required to be communicated by the outside auditors in accordance with Statement of Auditing Standards ("SAS") No. 61. [SEC SK (S) 306(a)(2) and
note 29 to SEC Release 34-42266]

   Based on the review and discussions with management and outside auditors contemplated by this Charter, the Audit Committee shall recommend to the Board whether the audited annual financial statements be included in the Company's Form 10-K Annual Report. [SEC SK (S) 306(b)(4)]

 Interim Financial Statements

   The Audit Committee shall meet with management and the outside auditors to review the interim financial statements and the results of the auditors' review thereof prior to the release to the public of the results for each quarter.

   The Audit Committee shall review the quarterly financial statements prior to release to the public or filing with the SEC.

 Compliance with Laws and Regulations

   The Audit Committee shall review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation of and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities.

 Compliance with Codes of Conduct

   The Audit Committee shall review the program for monitoring compliance with the codes of conduct.

 Other Responsibilities

   The Audit Committee may meet with the outside auditors, management and any employee seeking to meet with the Audit Committee about any matter within its purview in separate executive sessions to discuss any matters that the Committee or these persons believe should be discussed privately.

   The Audit Committee shall review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

   The Audit Committee shall perform other oversight functions as requested by the Board.

 Charter Scope

   The Audit Committee shall review and reassess the adequacy of this Charter at least annually. [Nasdaq 4310(c)(26)(A)]

   The Audit Committee shall submit this Charter to the Board for approval, and have the Charter published at least every three years in accordance with the rules of the SEC from time to time in effect. [SEC Schedule 14A Item 7(e)(iv)(A)]

 Reporting Responsibilities

   The Audit Committee shall regularly update the Board about Audit Committee activities and make appropriate recommendations.

   The Audit Committee shall annually prepare a report to stockholders as required by SEC rules for inclusion in the Company's proxy statement. [SEC SK
(S) 306; SEC Schedule 14A Item 7(e)(3)]

 Meetings

   The Audit Committee shall meet at least four times annually and may meet more frequently as circumstances dictate.

   Meetings of the Audit Committee may be in person or by conference call in accordance with the Bylaws of the Company.

   Meetings of the Audit Committee shall be held at such time and place, and upon such notice, as the Chairman of the Audit Committee may from time to time determine.

   The Chairman of the Audit Committee shall develop the agenda for each meeting and in doing so may consult with management and the outside auditors.

   Except as specifically provided in this Charter, the provisions of the Bylaws of the Company with respect to committees of the Board shall apply to the Audit Committee.

 Authority

   The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the outside auditors as well as anyone in the Company.

   The Audit Committee shall have the ability to retain, at the Company's expense, such special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

   The Audit Committee may from time to time delegate to its Chairman or any of its members the responsibility for any particular matters.

                                   APPENDIX B

                                    FORM OF
                          AGREEMENT AND PLAN OF MERGER

   This Agreement and Plan of Merger ("Merger Agreement"), is entered into as
of     , 2001, by and between Danzer Corporation, a New York corporation
("Danzer"), and Obsidian Enterprises, Inc., a Delaware corporation and wholly owned subsidiary of Danzer ("Obsidian").

                             W i t n e s s e t h :

   Whereas, Danzer is a corporation, originally incorporated under the name of Affiliated National, Inc., duly organized and existing under the laws of the State of New York having at the date hereof authorized capital stock of 40,000,000 shares of common stock, par value $.0001 per share ("New York Common Stock"), and 5,000,000 shares of preferred stock, par value $.001 per share
("New York Preferred Stock") of which     shares of New York Common Stock and
    shares of New York Preferred Stock are issued and outstanding; and

   Whereas, Obsidian is a corporation duly organized and existing under the laws of the State of Delaware having at the date hereof authorized capital stock of 40,000,000 shares of common stock, par value $.0001 per share ("Delaware Common Stock"), and 5,000,000 shares of preferred stock, par value $.001 per share ("Delaware Preferred Stock") of which 1,000 shares of Delaware Common Stock are issued and outstanding and held by Danzer and no shares of Delaware Preferred Stock are issued outstanding; and

   Whereas, Danzer desires to reincorporate into the State of Delaware by merging with and into Obsidian with Obsidian continuing as the surviving corporation in such merger, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Delaware.

   Now, Therefore, in consideration of the premises and mutual agreements, provisions and covenants contained herein, and subject to the terms and conditions hereof, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                                   The Merger

   Section 1.1. Merger of Danzer into Obsidian. At the Effective Time (as defined in Section 2.1 hereof), Danzer shall merge with and into Obsidian in accordance with the New York Business Corporation Law (the "NYBCL") and the General Corporation Law of the State of Delaware (the "DGCL"). The separate existence of Danzer shall thereupon cease and Obsidian shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of Danzer and Obsidian (together sometimes referred to as the "Constituent Corporations"); and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations, on whatever account, as well as for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they had been of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the DGCL; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thereafter attach to the Surviving Corporation and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Danzer, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as acts, plans, policies, agreements, arrangements, approvals and authorizations of Obsidian and shall be as effective and binding thereon as the same were with respect to Danzer. The employees and agents of Danzer shall become the employees and agents of Obsidian and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Danzer. The requirements of any plans or agreements of Danzer involving the issuance or purchase by Danzer of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of Obsidian. The subsidiaries of Danzer shall become the subsidiaries of Obsidian.

                                  ARTICLE II.

                        Effective Time; Effect of Merger

   Section 2.1. Effective Time. The Merger shall become effective upon the date the Certificate of Merger is filed by the Surviving Corporation with the Department of State of the State of New York pursuant to Section 907(e)(2) of the NYBCL, or the date a Certificate of Ownership and Merger is filed by the Surviving Corporation with the Secretary of State of the State of Delaware pursuant to Section 253 of the DGCL, whichever filing occurs last (the "Effective Time").

   Section 2.2. Effects of the Merger. At the Effective Time, the Merger shall have the effects specified in the NYBCL, the DGCL and this Merger Agreement.

   Section 2.3. Certificate of Incorporation and Bylaws. At the Effective Time, the Certificate of Incorporation and Bylaws of Obsidian as in effect immediately prior to the Effective Time shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

   Section 2.4. Directors and Officers. At the Effective Time, the directors and officers of Danzer in office at the Effective Time shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and shall qualify, or until his or her earlier death, incompetency or removal.

                                  ARTICLE III.

                        Conversion and Exchange of Stock

   Section 3.1. Conversion.

   (a) Shares. At the Effective Time, each share of New York Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Common Stock, and each share of New York Preferred Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Preferred Stock.

   (b) Options, Rights and Warrants. At the Effective Time, options, rights and warrants to acquire shares of New York Common Stock outstanding immediately prior to the Effective Time shall be automatically converted into options, rights and warrants to acquire an equal number of shares of Delaware Common Stock at the same price and upon the same terms and subject to the same conditions as in effect at the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of exercise of options under any stock option or similar plans as is equal to the shares of New York Common Stock so reserved as of the Effective Time. Obsidian hereby assumes the outstanding and unexercised portion of such options, rights and warrants and the obligations of Danzer to issue shares upon exercise thereof.

   (c) Cancellation. At the Effective Time, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by Danzer shall be canceled without any consideration being issued or paid therefor.

   Section 3.2. Exchange of Certificates. At any time on or after the Effective Time of the Merger, the holders of New York Common Stock or New York Preferred Stock will be entitled, upon surrender of such certificates to the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of the same number of shares of Delaware Common Stock or New York Preferred Stock, respectively. If any certificate representing shares of Delaware Common Stock or New York Preferred Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock or Delaware Preferred Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

                                  ARTICLE IV.

               Conditions Precedent to Consummation of the Merger

   Section 4.1. Conditions. Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) Approval. This Merger Agreement and the Merger shall have been adopted and approved by Danzer in the manner provided in Section 905 of the NYBCL and by Obsidian in the manner provided in Section 253 of the DGCL; and

     (b) Third Party Consents. The parties shall have received all required consents to and approvals of the Merger.

                                   ARTICLE V.

                                 Miscellaneous

   Section 5.1. Amendment. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time with the mutual consent of the Board of Directors of Danzer and the Board of Directors of Obsidian to the full extent permitted under applicable law.

   Section 5.2. Abandonment; Postponement. At any time prior to the Effective Time this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of Danzer or Obsidian or both, or the consummation of the Merger may be postponed for a reasonable period of time, without any action of the stockholders of Danzer or Obsidian, notwithstanding the approval of this Merger Agreement by the stockholders or Boards of Directors of either Danzer or Obsidian.

   Section 5.3. Further Assurances. If at any time after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of Danzer, Danzer and its directors and officers at the Effective Time shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of Danzer or otherwise to take any and all such action.

   Section 5.4. Counterparts. This Merger Agreement may be executed in any number of counterparts, all of which shall be considered to be an original instrument.

   Section 5.5. Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware.

   In Witness Whereof, the parties to this Merger Agreement have executed this Merger Agreement on and as of the day first written above.

                                          Danzer Corporation,
                                          a New York corporation

                                          By: _________________________________
                                            Name:
                                            Title:

                                          Obsidian Enterprises, Inc.,
                                          a Delaware corporation

                                          By: _________________________________
                                            Name:
                                            Title:

                                   APPENDIX C

                          CERTIFICATE OF INCORPORATION
                                       OF
                           OBSIDIAN ENTERPRISES, INC.

   First. The name of the Corporation is Obsidian Enterprises, Inc.

   Second. The Corporation will have perpetual existence.

   Third. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

   Fourth. The aggregate number of shares of capital stock that the Corporation will have authority to issue is 45,000,000, 40,000,000 of which will be shares of common stock, having a par value of $.0001 per share, and 20,000,000 of which will be shares of preferred stock, having a par value of $.001 per share.

   Preferred stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of preferred stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law.

   Fifth. No stockholder of the Corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder. The Board of Directors may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.

   Sixth. At all meetings of stockholders, a quorum will be present if the holders of a majority of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy.

   Seventh. Stockholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.

   Eighth. The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

   Ninth. (a) The Corporation will, to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, indemnify any and all persons it has power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director, officer, employee or agent, and will inure to the benefit of the heirs, executors and administrators of such a person.

   (b) If a claim under the preceding paragraph (a) is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Delaware nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

   Tenth. To the fullest extent permitted by the laws of the State of Delaware as the same exist or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article will not increase the personal liability of any director of the Corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article.

   Eleventh. The address of the Corporation's initial registered office is 1209 Orange Street, Wilmington, Delaware, 19801, County of New Castle, and the name of its initial registered agent at that address is The Corporation Trust Company.

      Name                                                Address
      ----                                                -------
Timothy S. Durham................  Obsidian Capital Co., LLC, 111 Monument Circle,
                                   Suite 3680, Indianapolis IN 46204

Terry G. Whitesell...............  Obsidian Capital Co., LLC, 111 Monument Circle,
                                   Suite 3680, Indianapolis IN 46204

Jeffrey W. Osler.................  Obsidian Capital Co., LLC, 111 Monument Circle,
                                   Suite 3680, Indianapolis IN 46204

Goodhue Smith, III...............  Duncan-Smith Co., 311 Third, San Antonio, Texas
                                   78205

John A. Schmit...................  Renaissance Capital Partners, 8080 N. Central
                                   Expressway, Suite 210, Dallas, Texas 75206

Scott McKain.....................  Obsidian Capital Co., LLC, 111 Monument Circle,
                                   Suite 3680, Indianapolis IN 46204

Daniel S. Laikin.................  Obsidian Capital Co., LLC, 111 Monument Circle,
                                   Suite 3680, Indianapolis IN 46204

   Twelfth. The number of directors constituting the initial Board of Directors of the Corporation is seven and the names and mailing addresses of such persons, who are to serve as directors until the first annual meeting of the stockholders or until their successors are elected and qualified, are:

   Hereafter, the number of directors will be determined in accordance with the Bylaws of the Corporation.

   Thirteen. The powers of the incorporator will terminate upon the filing of this Certificate. The name and mailing address of the incorporator are:

         Name                                               Address
         ----                                               -------
     Alicia P. Boston...................................... 901 Main Street
                                                            Suite 6000
                                                            Dallas, Texas 75202

   Executed as of the   day of      , 2001.

                                          _____________________________________
                                                    Alicia P. Boston

                                   APPENDIX D

                                     BYLAWS
                                       OF
                           OBSIDIAN ENTERPRISES, INC.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 ARTICLE I.     Offices...................................................  D-4
    Section 1.  Registered Office.........................................  D-4
    Section 2.  Other Offices.............................................  D-4

 ARTICLE II.    Stockholders..............................................  D-4
    Section 1.  Place of Meetings.........................................  D-4
    Section 2.  Annual Meeting............................................  D-4
    Section 3.  List of Stockholders......................................  D-4
    Section 4.  Special Meetings..........................................  D-4
    Section 5.  Notice....................................................  D-4
    Section 6.  Quorum....................................................  D-5
    Section 7.  Voting....................................................  D-5
    Section 8.  Method of Voting..........................................  D-5
    Section 9.  Record Date...............................................  D-5
    Section 10. Action by Consent.........................................  D-5

 ARTICLE III.   Board of Directors........................................  D-6
    Section 1.  Management................................................  D-6
    Section 2.  Qualification; Election; Term.............................  D-6
    Section 3.  Number....................................................  D-6
    Section 4.  Removal...................................................  D-6
    Section 5.  Vacancies.................................................  D-6
    Section 6.  Place of Meetings.........................................  D-6
    Section 7.  Annual Meeting............................................  D-6
    Section 8.  Regular Meetings..........................................  D-6
    Section 9.  Special Meetings..........................................  D-6
    Section 10. Quorum....................................................  D-6
    Section 11. Interested Directors......................................  D-7
    Section 12. Committees................................................  D-7
    Section 13. Action by Consent.........................................  D-7
    Section 14. Compensation of Directors.................................  D-7

 ARTICLE IV.    Notice....................................................  D-7
    Section 1.  Form of Notice............................................  D-7
    Section 2.  Waiver....................................................  D-7

 ARTICLE V.     Officers and Agents.......................................  D-8
    Section 1.  In General................................................  D-8
    Section 2.  Election..................................................  D-8
    Section 3.  Other Officers and Agents.................................  D-8
    Section 4.  Compensation..............................................  D-8
    Section 5.  Term of Office and Removal................................  D-8
    Section 6.  Employment and Other Contracts............................  D-8
    Section 7.  Chairman of the Board of Directors........................  D-8
    Section 8.  President.................................................  D-8
    Section 9.  Vice Presidents...........................................  D-8
    Section 10. Secretary.................................................  D-9
    Section 11. Assistant Secretaries.....................................  D-9
    Section 12. Treasurer.................................................  D-9
    Section 13. Assistant Treasurers......................................  D-9
    Section 14. Bonding...................................................  D-9

                                                                            Page
                                                                            ----
 ARTICLE VI.    Certificates Representing Shares..........................   D-9
    Section 1.  Form of Certificates......................................   D-9
    Section 2.  Lost Certificates.........................................  D-10
    Section 3.  Transfer of Shares........................................  D-10
    Section 4.  Registered Stockholders...................................  D-10

 ARTICLE VII.   General Provisions........................................  D-10
    Section 1.  Dividends.................................................  D-10
    Section 2.  Reserves..................................................  D-10
    Section 3.  Telephone and Similar Meetings............................  D-11
    Section 4.  Books and Records.........................................  D-11
    Section 5.  Fiscal Year...............................................  D-11
    Section 6.  Seal......................................................  D-11
    Section 7.  Advances of Expenses......................................  D-11
    Section 8.  Indemnification...........................................  D-11
    Section 9.  Insurance.................................................  D-12
    Section 10. Resignation...............................................  D-12
    Section 11. Amendment of Bylaws.......................................  D-12
    Section 12. Invalid Provisions........................................  D-12
    Section 13. Relation to the Certificate of Incorporation..............  D-12

                                     BYLAWS
                                       OF
                           OBSIDIAN ENTERPRISES, INC.

                                   ARTICLE I.

                                    Offices

   Section 1. Registered Office. The registered office and registered agent of OBSIDIAN ENTERPRISES, INC. (the "Corporation") will be as from time to time set forth in the Corporation's Certificate of Incorporation or in any certificate filed with the Secretary of State of the State of Delaware, and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

   Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II.

                                  Stockholders

   Section 1. Place of Meetings. All meetings of the stockholders for the election of Directors will be held at such place, within or without the State of Delaware, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

   Section 2. Annual Meeting. An annual meeting of the stockholders will be held at such time as may be determined by the Board of Directors, at which meeting the stockholders will elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

   Section 3. List of Stockholders. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or if not so specified at the place where the meeting is to be held. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present.

   Section 4. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, the Certificate of Incorporation or these Bylaws, may be called by the Chairman of the Board, the President or the Board of Directors. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

   Section 5. Notice. Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

   Section 6. Quorum. At all meetings of the stockholders, the presence in person or by proxy of the holders of a majority of the voting power represented by shares issued and outstanding and entitled to vote will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

   Section 7. Voting. When a quorum is present at any meeting of the Corporation's stockholders, the vote of the holders of a majority of the shares entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

   Section 8. Method of Voting. Each outstanding share of the Corporation's capital stock, regardless of class, will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to such meeting, unless such instrument provides for a longer period. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Such proxy will be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting on any question or in any election, other than for directors, may be by voice vote or show of hands unless the presiding officer orders, or any stockholder demands, that voting be by written ballot.

   Section 9. Record Date. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date will not be less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date.

   Section 10. Action by Consent. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of that action by written consent have expressly been approved in advance by the Board of Directors of the Corporation.

                                  ARTICLE III.

                               Board of Directors

   Section 1. Management. The business and affairs of the Corporation will be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

   Section 2. Qualification; Election; Term. The directors shall be elected at an annual meeting of stockholders at which a quorum is present. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Each director so chosen shall hold office until his or her term expires and until his or her successor is elected and qualified or, if earlier, until his or her death, resignation, or removal from office. None of the directors need to be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.

   Section 3. Number. The number of Directors of the Corporation will be at least 3 and not more than 11. The number of Directors authorized will be fixed as the Board of Directors may from time to time designate, or if no such designation has been made, the number of Directors will be the same as the number of members of the initial Board of Directors as set forth in the Certificate of Incorporation.

   Section 4. Removal. Any Director may be removed either for or without cause, at any special meeting of stockholders by the affirmative vote of a majority in number of shares of the stockholders present in person or represented by proxy at such meeting and entitled to vote for the election of such Director; provided that notice of the intention to act upon such matter has been given in the notice calling such meeting.

   Section 5. Vacancies. Newly created directorships resulting from any increase in the authorized number of Directors and any vacancies occurring in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, may be filled by the vote of a majority of the Directors then in office, though less than a quorum, or a successor or successors may be chosen at a special meeting of the stockholders called for that purpose, and each successor Director so chosen will hold office until the next election of the class for which such Director has been chosen or until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

   Section 6. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors.

   Section 7. Annual Meeting. The first meeting of each newly elected Board of Directors will be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent, the Directors then elected and serving change such time or place.

   Section 8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as is from time to time determined by resolution of the Board of Directors.

   Section 9. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on oral or written notice to each Director, given either personally, by telephone, by telegram or by mail; special meetings will be called by the Chairman of the Board, President or Secretary in like manner and on like notice on the written request of at least two Directors. The purpose or purposes of any special meeting will be specified in the notice relating thereto.

   Section 10. Quorum. At all meetings of the Board of Directors the presence of a majority of the number of Directors fixed by these Bylaws will be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

   Section 11. Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation's Directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

   Section 12. Committees. The Board of Directors may, by resolution passed by a majority of the entire Board, designate committees, each committee to consist of two or more Directors of the Corporation, which committees will have such power and authority and will perform such functions as may be provided in such resolution. Such committee or committees will have such name or names as may be designated by the Board and will keep regular minutes of their proceedings and report the same to the Board of Directors when required.

   Section 13. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be.

   Section 14. Compensation of Directors. Directors will receive such compensation for their services and reimbursement for their expenses as the Board of Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE IV.

                                     Notice

   Section 1. Form of Notice. Whenever by law, the Certificate of Incorporation or of these Bylaws, notice is to be given to any Director or stockholder, and no provision is made as to how such notice will be given, such notice may be given in writing, by mail, postage prepaid, addressed to such Director or stockholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mails.

   Section 2. Waiver. Whenever any notice is required to be given to any stockholder or Director of the Corporation as required by law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such stockholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                                   ARTICLE V.

                              Officers and Agents

   Section 1. In General. The officers of the Corporation will be elected by the Board of Directors and will be a President, a Vice President, a Secretary and a Treasurer. The Board of Directors may also elect a Chairman of the Board, additional Vice Presidents, Assistant Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person.

   Section 2. Election. The Board of Directors, at its first meeting after each annual meeting of stockholders, will elect the officers, none of whom need be a member of the Board of Directors.

   Section 3. Other Officers and Agents. The Board of Directors may also elect and appoint such other officers and agents as it deems necessary, who will be elected and appointed for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board.

   Section 4. Compensation. The compensation of all officers and agents of the Corporation will be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

   Section 5. Term of Office and Removal. Each officer of the Corporation will hold office until his death, his resignation or removal from office, or the election and qualification of his successor, whichever occurs first. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the entire Board of Directors, but such removal will not prejudice the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

   Section 6. Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

   Section 7. Chairman of the Board of Directors. If the Board of Directors has elected a Chairman of the Board, he will preside at all meetings of the stockholders and the Board of Directors. Except where by law the signature of the President is required, the Chairman will have the same power as the President to sign all certificates, contracts and other instruments of the Corporation. During the absence or disability of the President, the Chairman will exercise the powers and perform the duties of the President.

   Section 8. President. The President will be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. He will, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors. The President will have all powers and perform all duties incident to the office of President and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.

   Section 9. Vice Presidents. Each Vice President will have the usual and customary powers and perform the usual and customary duties incident to the office of Vice President, and will have such other powers and perform such other duties as the Board of Directors or any committee thereof may from time to time prescribe or as the President may from time to time delegate to him. In the absence or disability of the President and the Chairman of the Board, a Vice President designated by the Board of Directors, or in the absence of such designation the Vice Presidents in the order of their seniority in office, will exercise the powers and perform the duties of the President.

   Section 10. Secretary. The Secretary will attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the President. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

   Section 11. Assistant Secretaries. The Assistant Secretaries in the order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Secretary, exercise the powers and perform the duties of the Secretary. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

   Section 12. Treasurer. The Treasurer will have responsibility for the receipt and disbursement of all corporate funds and securities, will keep full and accurate accounts of such receipts and disbursements, and will deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation, and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

   Section 13. Assistant Treasurers. The Assistant Treasurers in the order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Treasurer, exercise the powers and perform the duties of the Treasurer. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

   Section 14. Bonding. The Corporation may secure a bond to protect the Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

                                  ARTICLE VI.

                        Certificates Representing Shares

   Section 1. Form of Certificates. Certificates, in such form as may be determined by the Board of Directors, representing shares to which stockholders are entitled will be delivered to each stockholder. Such certificates will be consecutively numbered and will be entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. They will be signed by the President or a Vice President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

   Section 2. Lost Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it may require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

   Section 3. Transfer of Shares. Shares of stock will be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

   Section 4. Registered Stockholders. The Corporation will be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.


                                  ARTICLE VII.

                               General Provisions

   Section 1. Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of the State of Delaware and the Certificate of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date will not precede the date upon which the resolution fixing the record date is adopted, and such record date will not be more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the close of business on the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

   Section 2. Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, deem proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors may deem beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved will not be available for the payment of dividends or other distributions by the Corporation.

   Section 3. Telephone and Similar Meetings. Stockholders, directors and committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

   Section 4. Books and Records. The Corporation will keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

   Section 5. Fiscal Year. The fiscal year of the Corporation will be fixed by resolution of the Board of Directors.

   Section 6. Seal. The Corporation may have a seal, and the seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation will have authority to affix the seal to any document requiring it.

   Section 7. Advances of Expenses. The Corporation will advance to its directors and officers expenses incurred by them in connection with any "Proceeding," which term includes any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (including all appeals therefrom), in which a director or officer may be or may have been involved as a party or otherwise, by reason of the fact that he is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise ("Official," which term also includes directors and officers of the Corporation in their capacities as directors and officers of the Corporation), whether or not he is serving in such capacity at the time any liability or expense is incurred; provided that the Official undertakes to repay all amounts advanced unless:

     (i) in the case of all Proceedings other than a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board of Directors that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, that he did not have reasonable cause to believe his conduct was unlawful; provided that the termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not by itself create a presumption as to whether the Official acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, as to whether he had reasonable cause to believe his conduct was unlawful; or

     (ii) in the case of a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board of Directors that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided that if in such a Proceeding the Official is adjudged to be liable to the Corporation, all amounts advanced to the Official for expenses must be repaid except to the extent that the court in which such adjudication was made shall determine upon application that despite such adjudication, in view of all the circumstances, the Official is fairly and reasonably entitled to indemnity for such expenses as the court may deem proper.

   Section 8. Indemnification. The Corporation will indemnify its directors to the fullest extent permitted by the General Corporation Law of the State of Delaware and may, if and to the extent authorized by the Board of Directors, so indemnify its officers and any other person whom it has the power to indemnify against any liability, reasonable expense or other matter whatsoever.

   Section 9. Insurance. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify pursuant to law, the Certificate of Incorporation, these Bylaws or otherwise.

   Section 10. Resignation. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

   Section 11. Amendment of Bylaws. These Bylaws may be altered, amended, or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

   Section 12. Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

   Section 13. Relation to the Certificate of Incorporation. These Bylaws are subject to, and governed by, the Certificate of Incorporation of the Corporation.

                                   APPENDIX E

                               DANZER CORPORATION

                         2001 LONG TERM INCENTIVE PLAN

                                  ARTICLE ONE

                               General Provisions

I. Purpose of the Plan

   This 2001 Long Term Incentive Plan is intended to promote the interests of Danzer Corporation, a New York corporation (the "Corporation"), by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation thereby promoting a closer identity of interests between such persons and the Corporation's shareholders.

   Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. Structure of the Plan

   A. The Plan shall be divided into three (3) separate equity programs:

     1. the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

     2. the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary), and

     3. the Other Stock-Based Awards Program under which eligible persons, may at the discretion of the Plan Administrator, be issued stock-based incentives and awards.

   B. The provisions of Articles One and Five shall apply to all three equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III. Administration of the Plan

   A. Administration. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

   B. Authority of the Plan Administrator. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding Awards thereunder as it may deem necessary or advisable, including:

     1. to select Holders to whom Awards may be granted;

     2. to determine the type or types of Awards to be granted to each such Holder;

     3. to determine the number of Awards to be granted, the number of shares of Common Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by
  Article IV, Section III and waivers and modifications thereof), based in each case on such considerations as the Plan Administrator shall determine), and all other matters to be determined in connection with an Award;

     4. to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Common Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

     5. to determine whether, to what extent and under what circumstances cash, Common Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Plan Administrator or at the election of the Holder;

     6. to prescribe the form of each Award Agreement, which need not be identical for each Holder;

     7. to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Plan Administrator may deem necessary or advisable to administer the Plan; and

     8. to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder.

   Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any Awards thereunder. If not specified in the Plan, the time at which the Plan Administrator must or may make any determination shall be determined by the Plan Administrator, and any such determination may thereafter be modified by the Plan Administrator (subject to Section III of Article IV). The express grant of any specific power to the Plan Administrator, and the taking of any action by the Plan Administrator, shall not be construed as limiting any power or authority of the Plan Administrator. The Plan Administrator may delegate to officers or managers of the Corporation or any subsidiary of the Corporation the authority, subject to such terms as the Plan Administrator shall determine, to perform administrative functions and, with respect to persons not subject to
Section 16 of the Exchange Act, to perform such other functions as the Plan Administrator may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

   C. Limitation on Liability. The Plan Administrator shall be entitled to, in good faith, rely or act upon any report or other information furnished to it by any officer or other Employee of the Corporation or any subsidiary, the Corporation's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Corporation to assist in the administration of the Plan. The Plan Administrator, and any officer or Employee of the Company acting on behalf of the Committee, shall not be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and the Plan Administrator and any officer or Employee of the Corporation acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination or interpretation.

IV. Eligibility

   A. The persons eligible to participate in the Plan are as follows:

     1. Employees, including a person who has been offered employment by the Corporation, provided that such Award shall be cancelled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment,

     2. non-employee members of the Board or of the board of directors of any Parent or Subsidiary, and

     3. persons who provide consulting, advisory or other services to the Corporation (or any Parent or Subsidiary) deemed by the Plan Administrator to be of substantial value to the Corporation.

   B. The Plan Administrator shall have full authority to determine, (i) with respect to the option grants under the Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares, and (iii) with respect to Awards under the Other Stock-Based Awards Program, which eligible persons are to receive such Awards, the time or times at which such Awards are to be made, and all other terms and conditions applicable to such Awards, except as otherwise specifically provided herein.

   C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program, to effect stock issuances in accordance with the Stock Issuance Program, or to grant Awards in accordance with the Other Stock-Based Awards Program.

V. Stock Subject to the Plan

   A. Amount of Stock Reserved. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan, determined after the grant of any Award, shall not exceed 500,000 shares. If an Award that is valued by reference to Common Stock may be settled only in cash, the number of shares to which such Award relates shall be deemed to be Common Stock subject to such Award for purposes of this Section. Any shares of Common Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Holder's account.

   B. Calculation of Amount of Stock Reserved. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent that (i) the options expire or terminate for any reason prior to being exercised in full, (ii) the options are cancelled in accordance with the cancellation-re-grant provisions of Section IV of Article Two, or
(iii) Restricted Stock or Deferred Stock Awards are forfeited, expire or otherwise terminate without delivery of shares to the Holder. Unvested shares issued under the Plan, and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Vested shares issued under the Plan, and subsequently repurchased by the Corporation, at Fair Market Value pursuant to the Corporation's repurchase rights under the Plan, shall not be added back to the number of shares of Common Stock reserved for issuance under the Plan but shall be held as treasury stock of the Corporation.

   C. Annual Per-Person Limitations. During any calendar year, no Holder may be granted Awards that may be settled by delivery of more than 50,000,000 shares of Common Stock, subject to adjustment as provided in Paragraph D of this
Section V. In addition, with respect to Awards that may be settled in cash (in whole or in part), no Holder may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Common Stock set forth in the preceding sentence at the date of grant or the date of settlement of Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Common Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Common Stock or cash must not exceed either limitation.

   D. Adjustments. Should any change be made to the Common Stock by reason of any dividend (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration such that an adjustment is appropriate to prevent the dilution or enlargement of the rights of Holders under the Plan, then the Plan Administrator, in such manner as it shall deem equitable, may, but shall not be required to, adjust any or all of
(i) the maximum number and/or class of securities issuable under the Plan, including shares reserved for Restricted Stock and Deferred Stock, and (ii) the number and class of securities specified in the annual per-participant limitations under Paragraph C of this Section V, (iii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iv) the number and kind of shares that may be issued in respect of other outstanding Awards, and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Plan Administrator may make provision for a cash payment with respect to any outstanding Award. In addition, the Plan Administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any subsidiary or the financial statements of the Corporation or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Paragraph with respect to options, SARs or other Awards subject to Article IV, Section III to the extent that such authority would cause such Awards to fail to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                  ARTICLE TWO

                              Option Grant Program

I. Option Terms

   Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

   A. Exercise Price.

   1. The exercise price per share shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the option grant date.

   2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in cash, by certified check made payable to the Corporation or in shares of Common Stock equal to the Exercise Price. Should the Common Stock be registered under Section 12(b) or
Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

     i. in shares of Common Stock held by the Optionee (or any person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

     ii. to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee (or any person or persons exercising the option) shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise, and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

   Except to the extent that such sale and remittance procedure is utilized in connection with the option exercise, payment of the exercise price must be made on the Exercise Date and must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.

   B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

   C. Effect of Termination of Service.

   1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

     i. Except as provided in Optionee's option agreement or as may be permitted in the discretion of the Plan Administrator, any option outstanding at the time of the Optionee's cessation of Service for any reason shall terminate immediately and cease to be outstanding.

     ii. Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

     iii. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

   2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

     i. extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

     ii. permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

   D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

   E. Repurchase Rights.

   1. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested and vested shares of Common Stock. Should the Optionee cease Service while holding any unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. Should the Optionee cease Service while holding any vested shares, the Corporation shall have the right to repurchase, at the higher of the exercise price paid per share or the Fair Market Value per share, any or all of those vested shares. The terms upon which such repurchase rights shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

   2. In order to efficiently give effect to the provisions of paragraph E.l. above, the Plan Administrator, as a condition to permitting the exercise of an option for unvested Option Shares, shall be entitled to require that any such unvested Option Shares received upon the exercise of an option be contributed to a Designated Entity for the purpose of holding and conveying such shares from time to time as required by this Section E. Any instrument establishing such Designated Entity described in the foregoing sentence shall contain such provisions (including provisions indemnifying any voting trustee, general partner, officer, manager or agent to the fullest extent permitted by applicable law) as the Plan Administrator shall deem necessary or convenient to give effect to this Plan and to comply with applicable law.

   F. Right of First Refusal. The Plan Administrator shall have the discretion to subject any shares of Common Stock issued under the Option Grant Program to a right of first refusal. The terms upon which such repurchase right would be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

   G. Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in whole or in part during Optionee's lifetime either as (i) a gift to one or more members of Optionee's Immediate Family, to a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or and entity in which more than fifty percent (50%) of the voting interests are owned by Optionee and/or one or more such family members, or (ii) pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

   H. Withholding. The Corporation's obligation to deliver shares of Common Stock upon exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

II. Incentive Options

   The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all of the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options, when issued under the Plan, shall not be subject to the terms of this Section II.

   A. Eligibility. Incentive Options may be granted only to Employees.

   B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

   C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant), for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year, shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent that the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

   D. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market

Value per share of Common Stock on the option grant date and the option term shall not exceed five (5) years measured from the option grant date.

III. Corporate Transaction

   A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock subject to such option at the time of the Corporate Transaction and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent that: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof),
(ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

   B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent that: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction, or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time that the repurchase right is issued.

   C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent that they are assumed by the successor corporation (or parent thereof) as provided in this Section III.

   D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, and (ii) the exercise price payable, per share under each outstanding option, provided that the aggregate exercise price payable for such securities shall remain the same.

   E. The Plan Administrator shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide that any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event that the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term, or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

   F. The Plan Administrator shall have the discretion, exercisable either at the time that the option is granted or at any time while the option remains outstanding to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate

Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction.

   G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent that the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

   H. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. Cancellation and Regrant of Options

   The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Option Grant Program and to grant in substitution therefore new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                 ARTICLE THREE

                             Stock Issuance Program

I. Stock Issuance Terms

   Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

   A. Purchase Price.

   1. The purchase price per share shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the stock issuance date.

   2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

     i. cash or certified check made payable to the Corporation, or

     ii. past services rendered to the Corporation (or any Parent or Subsidiary).

   B. Vesting Provisions.

   1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.

   2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any dividend (whether in the form of cash, Common Stock or other property), stock split, recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock, and (ii) such arrangements regarding any Designated Entity as the Plan Administrator shall deem appropriate.

   3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Dividends paid such Common Stock shall be paid at the dividend payment dates in cash or in the shares of unrestricted Common Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Common Stock, other Awards, or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect. Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Common Stock with respect to which such Common Stock or other property has been distributed is then subject, unless otherwise determined by the Plan Administrator.

   4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent that the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

   5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the Participant's attainment or non-attainment of the applicable performance objectives.

   C. Repurchase Rights. The Plan Administrator shall have the discretion to issue shares under the Stock Issuance Program that are subject to repurchase rights with respect to vested shares of Common Stock. Should the Participant cease Service while holding vested shares issued under the Stock Issuance Program, the Corporation shall have the right to repurchase such vested shares at a per share price equal to Fair Market Value of a share of Common Stock. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

   D. Right of First Refusal. The Plan Administrator shall have the discretion to subject any shares of Common Stock issued under the Stock Issuance Program to a right of first refusal. The terms upon which such repurchase right would be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

II. Corporate Transaction

   A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all of the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event that any Corporate Transaction takes place, except to the extent that (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction, or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

   B. The Plan Administrator shall have the discretion, exercisable either at the time that the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to provide for the automatic termination of one or more outstanding repurchase rights that are assigned in the Corporate Transaction, and the immediate vesting of the shares of Common Stock subject to these rights, in the event that the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

   C. The Plan Administrator shall have the discretion, exercisable either at the time that the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to provide for the automatic termination of one or more outstanding repurchase rights, and the immediate vesting of the shares of Common Stock subject to those rights, upon the occurrence of a Corporate Transaction, whether or not those repurchase rights are assigned in connection with the Corporate Transaction.

III. Designated Entity/Legends

   Unvested shares may, in the Plan Administrator's discretion, be held in a Designated Entity by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing the fact that such shares are unvested.

                                  ARTICLE FOUR

                            Other Stock-Based Awards

I. General

   A. Stock Appreciation Rights. The Plan Administrator is authorized to grant stock appreciation rights ("SARs") on the following terms and conditions:

     1. Right to Payment. An SAR shall confer on the Holder to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Common Stock on the date of exercise (or, if the Plan Administrator shall so determine in the case of any such right, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Plan Administrator as of the date of grant of the SAR, which shall be not less than the Fair Market Value of one share of Common Stock on the date of grant.

     2. Other Terms. The Plan Administrator shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Common Stock will be delivered or deemed to be delivered to Holders, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may be exercised only upon the occurrence of a change in control of the Corporation (as defined in the applicable Award Agreement) may be granted on such terms, not inconsistent with this Paragraph A, as the Plan Administrator may determine. Limited SARs may be either freestanding or in tandem with other Awards.

   B. Deferred Stock. The Plan Administrator is authorized to grant Deferred Stock (herein so called) subject to the following terms and conditions:

     1. Award and Restrictions. Delivery of Common Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Plan Administrator (or, if permitted by the Plan

  Administrator, as elected by the Holder). In addition, Deferred Stock shall be subject to such restrictions as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Plan Administrator may determine.

     2. Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of Service (as determined under criteria established by the Plan Administrator) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Plan Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

   C. Bonus and Stock Awards in Lieu of Cash Obligations. The Plan Administrator is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of the Corporation's obligations to pay cash under other plans or compensatory arrangements. Common Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

   D. Dividend Equivalents. The Plan Administrator is authorized to grant dividend equivalents entitling the Holder to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a freestanding basis or in connection with another Award. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Common Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify.

II. Other Stock-Based Awards

   A. The Plan Administrator is authorized, subject to limitations under applicable law, to grant such other Awards ("Other Stock-Based Awards") that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock or factors that may influence the value of Common Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Corporation or any other factors designated by the Plan Administrator and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Plan Administrator shall determine the terms and conditions of such Awards. Common Stock issued pursuant to an Award in the nature of a purchase right granted under this Section II shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other Awards, or other property, as the Plan Administrator shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section II.

III. Performance-Based Awards

   A. The Plan Administrator may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section III, in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives of an Award subject to this Section III shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Plan Administrator subject to this Section III. Performance objectives shall be objective, shall be stated in writing not later than ninety (90) days after the beginning of the period of service to which they relate, and shall otherwise meet the requirements of Section 162(m)(4)(C) (or successor provisions) of the Code and the regulations thereunder. Business criteria used by the Plan Administrator in establishing performance objectives for Awards subject to this Section III shall be selected exclusively from among the following:

     1. Annual return on capital;

     2. Annual earnings per share;

     3. Annual cash flow provided by operations;

     4. Changes in annual revenues; and/or

     5. Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

   The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Plan Administrator may specify. Performance objectives may differ for such Awards to different Holders. The Plan Administrator shall specify the weight to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Plan Administrator may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section III, but may not exercise discretion to increase such amount, and the Plan Administrator may consider other performance criteria in exercising such discretion. All determinations by the Plan Administrator as to the achievement of performance objectives shall be in writing. The Plan Administrator may not delegate any responsibility with respect to an Award subject to this Section III.

IV. Acceleration

   The Plan Administrator may accelerate the exercisability or vesting of any Award in whole or in part at any time and may provide for the acceleration of any Award in whole or in part upon the occurrence of certain events as may be set forth in one or more Award Agreements.

                                  ARTICLE FIVE

                                 Miscellaneous

I. Financing

   A. The Plan Administrator may permit any Holder to pay the option exercise price or the purchase price for shares issued under the Plan by delivery of a promissory note. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Holder may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares, plus (ii) any Federal, state and local income and employment tax liability incurred by the Holder in connection with the option exercise or share purchase.

   B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II. Effective Date and Term of the Plan

   A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, no shares shall be issued under the Plan, and no Other Stock-Based Award may be granted under the Plan until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options and Other Stock-Based Awards previously granted under the Plan shall terminate and cease to be outstanding, and no further options or Other Stock Based Awards shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and Other Stock-Based Awards and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

   B. The Plan shall terminate upon the earliest of (i) the expiration of the ten (10) year period measured from the date the Plan is adopted by the Board,
(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares, or (iii) the termination of all outstanding options and Other Stock-Based Awards in connection with a Corporate Transaction. Upon such Plan termination, all options and Other Stock-Based Awards and unvested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

III. Amendment of the Plan

   A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options, Other Stock-Based Awards or unvested stock issuances at the time outstanding under the Plan, unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws or regulations.

   B. Options to purchase shares of Common Stock and Other Stock-Based Awards may be granted under the Plan and shares of Common Stock may be issued under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in a Designated Entity until shareholder approval is obtained for an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date that the first such excess grants or issuances are made, then (i) any unexercised options and Other Stock-Based Awards granted on the basis of such excess shares shall terminate and cease to be outstanding, and (ii) the Corporation shall promptly refund to the Holder the exercise or purchase price paid for any excess shares issued under the Plan and held in a Designated Entity, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in such Designated Entity, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV. Use of Proceeds

   Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V. Withholding

   The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or Other Stock-Based Awards or upon the issuance or vesting of such shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

VI. Regulatory Approvals

   The implementation of the Plan, the granting of any option and Other Stock-Based Awards under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or Other Stock-Based Awards, or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and Other Stock-Based Awards granted under it and the shares of Common Stock issued pursuant to it.

VII. No Employment or Service Rights

   Nothing in the Plan shall confer upon the Holder any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person), or the Holder, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

VIII. Compliance with Laws and Obligations

   The Corporation shall not be obligated to issue or deliver Common Stock in connection with any Award or take any other action under the Plan in a transaction subject to the restriction requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Corporation and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Corporation until the Corporation is satisfied that such laws, regulations, and other obligations of the Corporation have been complied with in full. Certificates representing shares of Common Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Corporation, including any requirement that a legend or legends be placed thereon.

IX. No Right to Awards

   Except as provided in Article Two, Section I, paragraph G, no Holder shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity or treatment of Holders.

X. Unfunded Status of Awards: Creation of Trusts

   The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award shall give any such Holder any rights that are greater than those of a general creditor of the Corporation; provided, however, that the Plan Administrator may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, Common Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Plan Administrator otherwise determines with the consent of each affected Holder.

XI. Non-Exclusivity of the Plan

   Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

XII. No Fractional Shares

   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

XIII. Compliance with Code Section 162(m)

   It is the intent of the Corporation that options, SARs and other Awards designated as Awards subject to Section III of Article IV shall constitute "qualified performance-based compensation" within the meaning of the Code
Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Plan Administrator or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

XIV. Governing Law

   The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

                                   APPENDIX

   The following definitions shall be in effect under the Plan:

     A. Award Agreement shall mean any written agreement, contract, notice instrument or document evidencing an Award.

     B. Award shall mean any options, stock issuances or Other Stock-Based Awards granted hereunder.

     C. Board shall mean the Corporation's Board of Directors.

     D. Code shall mean the Internal Revenue Code of 1986, as amended.

     E. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

     F. Common Stock shall mean the Corporation's common stock.

     G. Corporate Transaction shall mean either of the following transactions to which the Corporation is a party:

       (i) a merger, consolidation or share exchange approved by the shareholders in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's securities outstanding immediately prior thereto are transferred to, or in the event of a share exchange more than fifty percent (50%) of the total combined voting power of the corporation's outstanding securities immediately thereafter, come to be held by a "person" (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) different from the persons holding such voting power immediately prior to such transaction, or

       (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets approved by the shareholders.

     H. Corporation shall mean Obsidian Enterprises, Inc., a Delaware corporation.

     I. Designated Entity shall mean any voting trust or other entity designated by the Plan Administrator, or any escrow account of the Plan Administrator's choosing.

     J. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     K. Exchange Act shall mean the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

     L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

       (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

       (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the

    Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

       (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     N. Holder shall mean any Participant, Optionee or other holder of Other Stock-Based Awards.

     O. Immediate Family of Optionee shall mean Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including all adoptive relationships.

     P. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

     Q. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

       (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

       (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation (or Parent or Subsidiary employing such individual) which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%), or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     R. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

     S. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     T. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     U. Option Grant Program shall mean the option grant program in effect under the Plan.

     V. Optionee shall mean any person to whom an option is granted under the Option Grant Program.

     W. Other Stock-Based Awards shall mean any Awards granted hereunder other than options granted under the Option Grant Program and stock issuances pursuant to the Stock Issuance Program.

     X. Other Stock-Based Awards Program shall mean the other stock-based awards program in effect under the Plan.

     Y. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Z. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     AA. Permanent Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     BB. Plan shall mean the Corporation's 2001 Long Term Incentive Plan, as set forth in this document.

     CC. Plan Administrator shall mean either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan.

     DD. Restricted Stock shall mean Common Stock issued pursuant to the Stock Issuance Program.

     EE. Rule 16b-3 shall mean Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     FF. Securities and Exchange Commission shall mean the United States Securities and Exchange Commission.

     GG. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an (i) Employee,
  (ii) a non-employee member of the Board or of the board of directors of any Parent or Subsidiary, (iii) a consultant, or (iv) an independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

     HH. Short Term Federal Rate shall mean the Federal short-term rate as defined in Section 1274(d) of the Code.

     II. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

     JJ. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     KK. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

     LL. Subsidiary shall mean any corporation (other than the Corporation) in an chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     MM. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                                                  Proxy Card for
                                                Series C Preferred Stock Holders



                               DANZER CORPORATION

     This Proxy is solicited on behalf of the Company's Board of Directors.

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Danzer Corporation (the "Company") to be held at the Hawthorns Golf & Country Club, 10744 Club Chase, Fishers, Indiana 46038 at 2:00 p.m. local time on October 5, 2001, and the Proxy Statement and Annual Report mailed therewith and (2) appoints Timothy S. Durham and Terry G. Whitesell, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all Series C Preferred Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.


     THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION, FOR THE PROPOSAL TO CHANGE THE NAME, FOR THE PROPOSAL TO ADOPT THE 2001 LONG TERM INCENTIVE PLAN, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series C Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                 (Continued and to be signed on the other side)

                              DANZER CORPORATION

                        ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 5, 2001


1. [ ] FOR the election as director of   Please date this proxy and sign
       all nominees listed below         exactly as your name appears hereon.
       (except as marked to the          When signing as attorney, executor,
       contrary below).                  administrator, trustee or guardian,
                                         please give full title as such.  If a
   [ ] WITHHOLD AUTHORITY to vote for    corporation, please sign in full
       all nominees listed below.        corporate name by President or other
                                         authorized officer.  If a partnership,
       Nominees: Timothy S. Durham,      please sign in partnership name by
       Terry G. Whitesell, Jeffrey       authorized person.
       W. Osler, Goodhue W. Smith III,
       John A. Schmit, D. Scott McKain
       and Daniel S. Laikin

INSTRUCTION:  To withhold authority      DATED: __________________, 2001
to vote for individual nominees,
write their names in the space
provided below.                          --------------------------------------
                                         Signature of Stockholder

-------------------------------------
                                         --------------------------------------
2.  Proposal to change our state of      Signature if held jointly
    incorporation from New York to
    Delaware.
                                         Please mark, date, sign and mail your
    [ ] FOR  [ ] AGAINST  [ ]ABSTAIN     proxy promptly in the envelope
                                         provided.
3.  Proposal to change our name to
    "Obsidian Enterprises, Inc."

    [ ] FOR  [ ] AGAINST  [ ]ABSTAIN

4.  Proposal to approve and adopt the
    2001 Long Term Incentive Plan.

    [ ] FOR  [ ] AGAINST  [ ]ABSTAIN

5.  In the discretion of the proxies
    on any other matters that may
    properly come before the Meeting or
    any adjournments thereof.

    [ ] FOR  [ ] AGAINST  [ ]ABSTAIN

                                                                  Proxy Card for
                                                            Common Stock Holders



                               DANZER CORPORATION

     This Proxy is solicited on behalf of the Company's Board of Directors.

     The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Danzer Corporation (the "Company") to be held at the Hawthorns Golf & Country Club, 10744 Club Chase, Fishers, Indiana 46038 at 2:00 p.m. local time on October 5, 2001, and the Proxy Statement and Annual Report mailed therewith and (2) appoints Timothy S. Durham and Terry G. Whitesell, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all Common Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.


     THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION, FOR THE PROPOSAL TO CHANGE THE NAME, FOR THE PROPOSAL TO ADOPT THE 2001 LONG TERM INCENTIVE PLAN, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                 (Continued and to be signed on the other side)

                              DANZER CORPORATION

                        ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 5, 2001


1.    FOR the election as director of    Please date this proxy and sign
      all nominees listed below (except  exactly as your name appears hereon.
      as marked to the contrary below).  When signing as attorney, executor, administrator, trustee or guardian,
  [ ] WITHHOLD AUTHORITY to vote for     please give full title as such.  If a
      all nominees listed below.         corporation, please sign in full
                                         corporate name by President or other
      Nominees: Timothy S. Durham,       authorized officer.  If a partnership,
      Terry G. Whitesell, Jeffrey        please sign in partnership name by
      W. Osler, Goodhue W. Smith III,    authorized person.
      John A. Schmit, D. Scott McKain
      and Daniel S. Laikin

INSTRUCTION:  To withhold authority
to vote for individual nominees,         DATED: __________________, 2001
write their names in the space
provided below.
                                         --------------------------------------
--------------------------------------   Signature of Stockholder

2. Proposal to change our state of
   incorporation from New York to        --------------------------------------
   Delaware.                             Signature if held jointly

   [ ] FOR  [ ] AGAINST  [ ] ABSTAIN
                                         Please mark, date, sign and mail your
3. Proposal to change our name to        proxy promptly in the envelope
   "Obsidian Enterprises, Inc."          provided.

   [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4. Proposal to approve and adopt the
   2001 Long Term Incentive Plan.

   [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

5. In the discretion of the proxies
   on any other matters that may
   properly come before the Meeting or
   any adjournments thereof.

   [ ] FOR  [ ] AGAINST  [ ] ABSTAIN